THIRD STREET FUNDING LLC,

Depositor

WELLS FARGO BANK, N.A.,
Master Servicer and Securities Administrator

PENNYMAC LOAN SERVICES, LLC,
Servicer

MOREQUITY, INC.,
Interim Subservicer

SELECT PORTFOLIO SERVICING, INC.,
Back-up Servicer

U.S. BANK NATIONAL ASSOCIATION,
Trustee

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
Custodian

POOLING AND SERVICING AGREEMENT

Dated July 30, 2009

American General Mortgage Loan Trust 2009-1

American General Mortgage Pass-Through Certificates, Series 2009-1

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

Section 1.01.

Defined Terms.

5

Section 1.02.

Accounting.

35

ARTICLE II
CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.

Conveyance of Mortgage Loans.

36

Section 2.02.

Acceptance by Trustee or Custodian.

38

Section 2.03.

Repurchase or Substitution of Mortgage Loans.

39

Section 2.04.

Representations and Warranties of the Depositor.

42

Section 2.05.

Representations, Warranties and Covenants of the Servicer.

43

Section 2.06.

Representations, Warranties and Covenants of the Master Servicer.

45

Section 2.07.

Issuance of Certificates.

46

Section 2.08.

Execution and Delivery of Certificates.

47

ARTICLE III
ADMINISTRATION AND SERVICING OF THE TRUST FUND

Section 3.01.

Master Servicing and Servicing of the Mortgage Loans; Subservicing.

47

Section 3.02.

Delinquency and Default.

52

Section 3.03.

Collection of Mortgage Loan Payments.

53

Section 3.04.

Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Master Servicer.  53

Section 3.05.

[RESERVED].

54

Section 3.06.

Servicer Custodial Account, Master Servicer Custodial Account, Distribution Account; Exchangeable Certificates Grantor Trust Account; Interim Subservicer Custodial Account and Class P Account.  54

Section 3.07.

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

60

Section 3.08.

Permitted Withdrawals from the Servicer Custodial Account, the Master Servicer Custodial Account and the Distribution Account.  61

Section 3.09.

Maintenance of Hazard Insurance.

63

Section 3.10.

Fidelity Bond; Errors and Omissions Insurance.

64

Section 3.11.

REO Property.

65

Section 3.12.

Due-on-Sale Clauses; Assumption and Substitution Agreements.

66

Section 3.13.

Custodian to Cooperate; Release of Files.

66

Section 3.14.

Master Servicing and Servicing Compensation.

68

Section 3.15.

Annual Statement as to Compliance.

68

Section 3.16.

Annual Independent Certified Public Accountants’ Reports.

69

Section 3.17.

Access to Certain Documentation and Information Regarding the Mortgage Loans; Access to Servicing Systems and Data.  69

-i-

Section 3.18.

Liability of Parties; Indemnification.

69

Section 3.19.

Monthly Advances.

71

Section 3.20.

Compensating Interest.

73

Section 3.21.

Transfer of Servicing for the Mortgage Loans.

74

ARTICLE IV
FLOW OF FUNDS

Section 4.01.

Interest and Principal Distributions.

74

Section 4.02.

Distributions of Monthly Excess Cashflow Amounts.

75

Section 4.03.

Allocation of Losses.

79

Section 4.04.

Method of Distribution.

79

Section 4.05.

Distributions on Book-Entry Certificates.

80

Section 4.06.

Statements.

80

Section 4.07.

Remittance Reports; Master Servicer’s Certificate.

83

Section 4.08.

Servicer Reports to Sellers.

84

Section 4.09.

Compliance with Withholding Requirements.

84

ARTICLE V
THE CERTIFICATES

Section 5.01.

The Certificates.

85

Section 5.02.

Registration of Transfer and Exchange of Certificates.

85

Section 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

90

Section 5.04.

Persons Deemed Owners.

90

Section 5.05.

Appointment of Paying Agent.

91

Section 5.06.

Class R Certificate

91

Section 5.07.

Transfer of Exchangeable REMIC Certificates and Exchangeable Certificates.

91

Section 5.08.

Exchanges of Exchangeable REMIC Certificates and Exchangeable Certificates.  92

ARTICLE VI
THE SERVICER, THE MASTER SERVICER AND THE DEPOSITOR

Section 6.01.

Liability of the Servicer, the Master Servicer and the Depositor.

93

Section 6.02.

Merger or Consolidation of, or Assumption of the Obligations of, the Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Depositor.  93

Section 6.03.

Servicer and Master Servicer Not to Resign.

94

Section 6.04.

Delegation of Duties.

94

ARTICLE VII
DEFAULT

Section 7.01.

Events of Default.

95

Section 7.02.

Remedies of Trustee.

98

-ii-

Section 7.03.

Directions by Certificateholders and Duties of Trustee During Master Servicer Event of Default.  99

Section 7.04.

Action upon Certain Failures of the Master Servicer and upon Master Servicer Event of Default.  99

Section 7.05.

SPS or Master Servicer to Act; Trustee to Act; Appointment of Successor.

99

Section 7.06.

Notification to Certificateholders.

101

ARTICLE VIII
THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE CUSTODIAN

Section 8.01.

Duties of Trustee and Securities Administrator.

102

Section 8.02.

Certain Matters Affecting the Trustee and the Securities Administrator.

103

Section 8.03.

Neither the Trustee nor the Securities Administrator is Liable for Certificates or Mortgage Loans.  104

Section 8.04.

Trustee and Securities Administrator May Own Certificates.

105

Section 8.05.

Trustee, Custodian and Securities Administrator Compensation and Expenses.

106

Section 8.06.

Eligibility Requirements for Trustee and Securities Administrator.

106

Section 8.07.

Resignation or Removal of Trustee or Securities Administrator.

106

Section 8.08.

Successor Trustee or Securities Administrator.

107

Section 8.09.

Merger or Consolidation of Trustee, Securities Administrator or Custodian.

108

Section 8.10.

Appointment of Co-Trustee or Separate Trustee.

108

Section 8.11.

Limitation of Liability.

109

Section 8.12.

Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.  110

Section 8.13.

Suits for Enforcement.

110

Section 8.14.

Waiver of Bond Requirement.

111

Section 8.15.

Waiver of Inventory, Accounting and Appraisal Requirement.

111

Section 8.16.

Appointment of Custodian.

111

ARTICLE IX
REMIC AND GRANTOR TRUST ADMINISTRATION

Section 9.01.

REMIC Administration.

114

Section 9.02.

Prohibited Transactions and Activities.

116

Section 9.03.

Payment with Respect to Certain Taxes.

117

Section 9.04.

Grantor Trust Administration.

117

ARTICLE X
TERMINATION

Section 10.01.

Termination.

119

Section 10.02.

Additional Termination Requirements.

120

-iii-

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.01.

Amendment.

121

Section 11.02.

Recordation of Agreement; Counterparts.

122

Section 11.03.

Limitation on Rights of Certificateholders.

123

Section 11.04.

Governing Law; Jurisdiction.

124

Section 11.05.

Notices.

124

Section 11.06.

Severability of Provisions.

125

Section 11.07.

Article and Section References.

125

Section 11.08.

[RESERVED].

125

Section 11.09.

Third Party Beneficiary.

125

Section 11.10.

Waiver of Jury Trial.

125

Section 11.11.

Acts of Certificateholders.

125

EXHIBITS

Exhibit A-1	Form of Class A-1 Certificates
Exhibit A-2	Form of Class A-2 Certificates
Exhibit A-3	Form of Class A-3 Certificates
Exhibit A-4	Form of Class A-4 Certificates
Exhibit A-5	Form of Class A-5 Certificates
Exhibit A-6	Form of Class A-6 Certificates
Exhibit A-7	Form of Class A-7 Certificates
Exhibit A-8	Form of Class A-8 Certificates
Exhibit A-9	Form of Class A-9 Certificates
Exhibit A-10	Form of Class A-10 Certificates
Exhibit B-1	Form of Class B-1 Certificates
Exhibit B-2	Form of Class B-2 Certificates
Exhibit C-CE	Form of Class CE Certificates
Exhibit C-P	Form of Class P Certificates
Exhibit C-R	Form of Class R Certificate
Exhibit D	Mortgage Loan Schedule
Exhibit E	Form of Request for Release
Exhibit F	Form of Certification as to Mortgage File
Exhibit G	Form of Lost Note Affidavit
Exhibit H	Form of ERISA Representation
Exhibit I	Form of Transferor Certificate
Exhibit J	Form of Transferee Certificate
Exhibit K	Form of Class R Certificate Transfer Affidavit
Exhibit L	Monthly Information Provided by Servicer to Master Servicer
Exhibit M-1	Daily Servicer Report to Sellers
Exhibit M-2	Monthly Servicer Report to Sellers
Exhibit N	Servicing Transfer Procedures
Exhibit O	Delegated Authority Guidelines

-iv-

Exhibit P	Available Combinations
Exhibit Q	Form of Request for Exchange of Exchangeable REMIC Certificates or Exchangeable Certificates

-v-

THIRD STREET FUNDING LLC, as depositor (the “Depositor”), WELLS FARGO BANK, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), PENNYMAC LOAN SERVICES, LLC, as servicer (the “Servicer”), MOREQUITY, INC., as interim subservicer (the “Interim Subservicer”), SELECT PORTFOLIO SERVICING, INC., as back-up servicer (the “Back-up Servicer”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as custodian (the “Custodian”), are entering into this Pooling and Servicing Agreement, dated July 30, 2009 (the “Agreement”).

PRELIMINARY STATEMENT

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.  The Certificates will consist of fifteen Classes of Certificates, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates, (ii)  the Class B-1 and Class B-2 Certificates, (iii) the Class CE Certificates, (iv) the Class P Certificates and (v) the Class R Certificate.  The descriptions of the Lower Tier REMIC and the Upper Tier REMIC that follow are part of the Preliminary Statement.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

Lower Tier REMIC

As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (“REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as the “Lower Tier REMIC.”  The Lower Tier REMIC shall not include the Class CE Grantor Trust, the Exchangeable Certificates Grantor Trust or any Servicer Prepayment Charge Payment Amounts.  The Class LR Interest will represent the sole class of “residual interests” in the Lower Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Lower Tier REMIC Pass-Through Rate and the initial Uncertificated Balance for each of the Lower Tier Regular Interests.  None of the Lower Tier Regular Interests will be certificated.

Designations	Initial Uncertificated Balance	Lower Tier REMIC Pass-Through Rate
LT-AA	$1,926,538,271.08	Variable(1)
LT-A1	$5,446,570.00	Variable(1)
LT-A3	$1,269,710.00	Variable(1)
LT-A4	$1,269,710.00	Variable(1)
LT-A5	$1,269,710.00	Variable(1)
LT-A6	$1,269,710.00	Variable(1)
LT-A7	$1,269,720.00	Variable(1)
LT-B1	$1,965,855.00	Variable(1)
LT-B2	$1,965,855.00	Variable(1)
LT-ZZ	$23,590,267.57	Variable(1)
LT-P	$100.00	(2)

(1)

Calculated in accordance with the definition of “Lower Tier REMIC Pass-Through Rate” herein.

(2)

The Class LT-P Interest will not bear interest and will be entitled to all the Prepayment Charges received with respect to the Mortgage Loans.

The foregoing Lower Tier REMIC structure is intended to cause all the cash from the Mortgage Loans to flow through the Upper Tier REMIC as cash flow on an Upper Tier Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any Upper Tier Regular Interest.  To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

Upper Tier REMIC

As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Lower Tier Regular Interests and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the “Upper Tier REMIC.”  The Upper Tier REMIC shall not include the Class CE Grantor Trust, the Exchangeable Certificates Grantor Trust or any Servicer Prepayment Charge Payment Amounts.  The Class UR Interest will represent the sole class of “residual interests” in the Upper Tier REMIC for purposes of the REMIC Provisions.

The following table irrevocably sets forth (or describes) the Upper Tier Regular Interest designation, the initial Uncertificated Balance and the Upper Tier REMIC Pass-Through Rate for each Upper Tier Regular Interest comprising the “regular interests” in the Upper Tier REMIC for purposes of the REMIC Provisions.

Designation	Initial Uncertificated Balance	Upper Tier REMIC Pass-Through Rate
A-1	$544,657,000.00	Variable(1)
A-3	$126,971,000.00	Variable(1)
A-4	$126,971,000.00	Variable(1)
A-5	$126,971,000.00	Variable(1)
A-6	$126,971,000.00	Variable(1)
A-7	$126,972,000.00	Variable(1)
B-1	$196,585,500.00	Variable(1)
B-2	$196,585,500.00	Variable(1)
CE	(2)	(2)
P	$100.00	(3)

(1)

Interest will accrue on these Upper Tier Regular Interests at a per annum rate equal to the lesser of (i) the related Pass-Through Rate of the Corresponding Class of Certificates and (ii) the Net WAC Cap.

(2)

Solely for federal income tax purposes, the Class CE Upper Tier Regular Interest will have an Uncertificated Balance equal to the Overcollateralization Amount, which as of the Closing Date will equal the Initial Overcollateralization Amount. The Class CE Upper Tier Regular Interest will bear interest at its REMIC Pass-Through Rate on its Notional Amount.

(3)

The Class P Upper Tier Regular Interest will not bear interest.  The Class P Upper Tier Regular Interest will be entitled to 100% of the amounts distributed on the Class LT-P Interest.

SUMMARY OF CERTIFICATES

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, Original Class Certificate Principal Balance or Maximum Original Class Certificate Principal Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

Class	Original Class Certificate Principal Balance or Maximum Original Class Certificate Principal Balance	Certificate Interest Rate	Assumed Final Maturity Dates
Class A-1	$544,657,000.00	5.75%(1)	September 25, 2048
Class A-2	$634,856,000.00	5.75%(1)	September 25, 2048
Class A-3	$126,971,000.00	5.75%(1)	September 25, 2048
Class A-4	$126,971,000.00	5.75%(1)	September 25, 2048
Class A-5	$126,971,000.00	5.75%(1)	September 25, 2048
Class A-6	$126,971,000.00	5.75%(1)	September 25, 2048
Class A-7	$126,972,000.00	5.75%(1)	September 25, 2048
Class A-8	$253,942,000.00	5.75%(1)	September 25, 2048
Class A-9	$380,913,000.00	5.75%(1)	September 25, 2048
Class A-10	$507,884,000.00	5.75%(1)	September 25, 2048
Class B-1	$196,585,500.00	1.00%(1)	September 25, 2048
Class B-2	$196,585,500.00	1.00%(1)	September 25, 2048
Class CE	(2)	(2)	September 25, 2048
Class P	$100	(3)	September 25, 2048
Class R	N/A	N/A	N/A

(1)

Interest will accrue on these Certificates at a per annum rate equal to the lesser of (i) the rate specified in the table above and (ii) the Net WAC Cap but all distributions of interest will be made to the Exchangeable REMIC Certificates and, if any exchanges have occurred, the related Exchangeable Certificates will be entitled to their proportionate share of such distributions.

(2)

Solely for federal income tax purposes, the Class CE Certificates will have a principal balance equal to the Overcollateralization Amount, which as of the Closing Date will equal the Initial Overcollateralization Amount.  The Class CE Certificate will be entitled to 100% of the amounts distributed on the Class CE Upper Tier Regular Interest and will have the obligation to pay Cap Carryover Amounts.

(3)

The Class P Certificates will not bear interest.  The Class P Certificates will be entitled to 100% of the amounts distributed on the Class P Upper Tier Regular Interest and Servicer Prepayment Charge Payment Amounts.

ARTICLE I

DEFINITIONS

Section 1.01.

Defined Terms.

Whenever used in this Agreement (including the exhibits hereto) or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

1933 Act:  The Securities Act of 1933, as amended.

Account:  Any of the Servicer Custodial Account, the Master Servicer Custodial Account, the Interim Subservicer Custodial Account, the Distribution Account, the Class P Account or the Escrow Accounts.

Accrued Certificate Interest:  With respect to each Distribution Date and Class of Offered Certificates (other than any Class of Exchangeable Certificates) and the Class B Certificates, an amount equal to the interest accrued at the applicable Certificate Interest Rate set forth in the table in the Preliminary Statement during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date.  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Actuarial Method:  With respect to any actuarial Mortgage Loan, the method of allocating a payment of interest and principal, pursuant to which interest is calculated based on a 360-day year and twelve 30-day months on the Stated Principal Balance thereof, with each payment applied first to interest and the remainder to principal.

Advance:  A Monthly Advance or a Servicing Advance, as applicable.

Advance Facility:  As defined in Section 3.19(d) hereof.

Advance Facility Notice:  As defined in Section 3.19(d) hereof.

Advance Financing Person:  As defined in Section 3.19(d) hereof.

Advance Reimbursement Amounts:  As defined in Section 3.19(d) hereof.

Advanced Default:  As defined in the Delegated Authority Guidelines.

Adverse REMIC Event:  As defined in Section 9.01(f) hereof.

Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Regulations:  As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

Applied Realized Loss Amount:  With respect to each Distribution Date, the excess, if any, of (a) the aggregate of the Certificate Principal Balances of the Certificates (after taking into account the distribution of the Principal Distribution Amount and any increase in any Certificate Principal Balance of a Class of Class B Certificates as a result of Subsequent Recoveries on such Distribution Date) over (b) the Pool Balance as of the end of the related Collection Period.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the sales price for such Mortgaged Property and (ii) the value thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan.

Assignment:  An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

Assumed Final Maturity Date:  As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

Available Funds:  As to any Distribution Date, the sum of the Interest Remittance Amount and the Principal Remittance Amount for such Distribution Date.

Back-up Servicer:  Select Portfolio Servicing, Inc., its successors and assigns.

Bankruptcy Code:  Title 11 of the United States Code, as amended.

Book-Entry Certificates:  Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a “Depository Participant,” or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof).  On the Closing Date, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates shall be Book-Entry Certificates.

Bulk Loans:  As defined in the Delegated Authority Guidelines.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or (iii) a day on which banking institutions in the State of New York, the State of Indiana, the State of California, the State of Texas, the State of Utah or the state in which the Corporate Trust Offices of the Trustee or the Securities Administrator are located are authorized or obligated by law or executive order to be closed.

Cap Carryover Amount:  If on any Distribution Date, the Accrued Certificate Interest for any Class of Offered Certificates (other than any Class of Exchangeable Certificates) or Class B Certificates is based upon the Net WAC Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate, over (ii) the amount of interest such Class received on such Distribution Date based on the Net WAC Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class).

Certificate:  Any Offered Certificate, Class B Certificate, Class P Certificate, Class CE Certificate or Class R Certificate.

Certificate Custodian:  Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Securities Administrator.

Certificate Interest Rate:  With respect to each Distribution Date and Class of Certificates, the applicable per annum rate described in the table in the Preliminary Statement during the related Interest Accrual Period.

Certificate Owner:  With respect to each Book-Entry Certificate, any beneficial owner thereof.

Certificate Principal Balance:  With respect to any Class of Certificates (other than the Class CE, Class R and Exchangeable Certificates) and any Distribution Date, the Original Class Certificate Principal Balance of such Class of Certificates or, in the case of a Class of Exchangeable REMIC Certificates, the Maximum Original Class Certificate Principal Balance of such Class (a) reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) other than with respect to the Senior Certificates, Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) with respect to the Class B Certificates, increased by any Subsequent Recoveries allocated to such Class for previous Distribution Dates.  The Class CE and Class R and a Class of Exchangeable Certificates do not have a Certificate Principal Balance.  With respect to any Certificate (other than the Class CE and Class R Certificates) of a Class and any Distribution Date, Certificate Principal Balance means the portion of the Certificate Principal Balance of such Class represented by such Certificate (assuming in the case of an Exchangeable REMIC Certificate that no exchanges have occurred and in the case of an Exchangeable Certificate that all exchanges have occurred) equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class or, in the case of a Class of Exchangeable Certificates, the Maximum Certificate Principal Balance of such Class.

Certificate Register and Certificate Registrar:  The register maintained and registrar appointed pursuant to Section 5.02 hereof.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of the Class R Certificate for any purpose hereof.

Class:  Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

Class A Certificate:  Any one of the Certificates with an “A” designated on the face thereof substantially in the forms annexed hereto executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar.  The Class A-1, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates each represent a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions and the right to receive Cap Carryover Amounts as set forth herein.  The Class A-2, Class A-8, Class A-9 and Class A-10 Certificates each represent an interest in a grantor trust for United States federal income tax purposes.

Class B Certificate:  Any one of the Certificates with a “B” designated on the face thereof substantially in the applicable form annexed hereto, executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, each representing a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions and the right to receive Cap Carryover Amounts as set forth herein.

Class CE Certificate:  Any one of the Certificates with a “CE” designated on the face thereof substantially in the forms annexed hereto executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, each representing a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions, the obligation to pay Cap Carryover Amounts and the right to receive amounts from the Class CE Grantor Trust Subaccount as set forth herein.

Class CE Distributable Amount:  With respect to any Distribution Date, the sum of (i) the Uncertificated Accrued Interest with respect to the Class CE Upper Tier Regular Interest less the amount (without duplication) of Cap Carryover Amounts paid pursuant to Section 4.02(a), (ii) on each Distribution Date on or after the Certificate Principal Balances of the Offered Certificates (other than the Exchangeable Certificates) and Class B Certificates have been reduced to zero, up to any remaining Overcollateralization Amounts and (iii) the amounts remaining in the Class CE Grantor Trust Subaccount after the distributions in Section 3.06(e).

Class CE Grantor Trust:  That portion of the Trust exclusive of the Trust REMICs consisting of (a) the right of the Offered Certificates (other than the Exchangeable Certificates) and the Class B Certificates to receive Cap Carryover Amounts, (b) the obligation of the Class CE Certificate to pay Cap Carryover Amounts and (c) the Class CE Grantor Trust Subaccount.

Class CE Grantor Trust Subaccount:  A subaccount of the Distribution Account designated by the Securities Administrator pursuant to Section 3.06(c) into which all payments of Cap Carryover Amounts are deemed deposited.  The Class CE Grantor Trust Subaccount shall not be an asset of any REMIC formed under this Agreement.  Funds in the Class CE Grantor Trust Subaccount shall be held uninvested.

Class P Certificate:  Any one of the Certificates with a “P” designated on the face thereof substantially in the forms annexed hereto executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, each representing a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions and the right to receive Servicer Prepayment Charge Payment Amounts as set forth herein.

Class LR Interest:  The residual interest in the Lower Tier REMIC for purposes of the REMIC Provisions.

Class P Account:  The account created or maintained by the Securities Administrator pursuant to Section 3.06(g) hereof.

Class R Certificate:  The Class R Certificate executed by the Securities Administrator on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-R and evidencing the ownership of the Class LR Interest and the Class UR Interest.

Class UR Interest:  The residual interest in the Upper Tier REMIC for purposes of the REMIC Provisions.

Closing Date:  July 30, 2009.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time.

Collection Period:  With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Combination:  Any Exchangeable Combination or Exchangeable REMIC Combination.

Compensating Interest:  As defined in Section 3.20.

Corporate Trust Office:  With respect to the Trustee, the office of the Trustee, which office at the date of the execution of this Agreement is located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota  55107, Attention:  Structured Finance, AGF, Series 2009-1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Interim Subservicer, the Back-up Servicer, the Custodian, the Securities Administrator and the Master Servicer.  With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:  Client Manager – AGF 2009-1, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:  Corporate Trust Services – AGF 2009-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Interim Subservicer, the Back-up Servicer, the Custodian, the Trustee and the Master Servicer.

Corresponding Class or Classes:  The Class of interests in one REMIC created under this Agreement that corresponds to the Class of interests in another REMIC or to a Class of Certificates in the manner set out below:

Lower Tier Regular Interest	Upper Tier Regular Interest	Corresponding Class of Certificates
LT-A1	Class A-1 Interest	Class A-1 Certificates
LT-A3	Class A-3 Interest	Class A-3 Certificates
LT-A4	Class A-4 Interest	Class A-4 Certificates
LT-A5	Class A-5 Interest	Class A-5 Certificates
LT-A6	Class A-6 Interest	Class A-6 Certificates
LT-A7	Class A-7 Interest	Class A-7 Certificates
LT-B1	Class B-1 Interest	Class B-1 Certificates
LT-B2	Class B-2 Interest	Class B-2 Certificates
LT-P	Class P Interest	Class P Certificates
N/A	Class CE Interest	Class CE Certificates

Custodial Agreement:  As defined in Section 8.16 hereof.

Custodian:  The Bank of New York Mellon Trust Company, N.A., a national banking association, its successors and assigns and any successor custodian appointed pursuant to Section 8.16.

Customary Servicing Procedures:  With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account or for the account of others and which are in accordance with applicable law and accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.  In the event of any conflict between Customary Servicing Procedures and the Delegated Authority Guidelines, the Delegated Authority Guidelines shall govern.

Cut-off Date: The close of business on June 30, 2009.

Cut-off Date Aggregate Principal Balance:  The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

Cut-off Date Principal Balance:  With respect to any Mortgage Loan, the Stated Principal Balance thereof as of the Cut-off Date.

Daily Servicer Report to Sellers:  The report prepared by the Servicer and delivered to the Sellers pursuant to Section 4.08 in form and substance set forth as Exhibit M-1 hereto (and any additional reports and/or data agreed to by the Servicer and the Interim Subservicer as contemplated therein).

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

Default:  As defined in the Delegated Authority Guidelines.

Defective Mortgage Loan:  A Mortgage Loan (i) repurchased or to be repurchased or (ii) replaced or to be replaced by one or more Eligible Substitute Mortgage Loans, in either case by a Seller or American General Finance Corporation.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Stated Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

Definitive Certificates:  As defined in Section 5.02(c)(iii) hereof.

Delegated Authority Guidelines:  The set of servicing guidelines developed by the Interim Subservicer and the Servicer governing the Servicer’s initial collection efforts and loss mitigation policies attached hereto as Exhibit O, as amended from time to time.  The Interim Subservicer and the Servicer shall review and, if necessary, revise the Delegated Authority Guidelines on a periodic basis (no less than quarterly) following the Closing Date to optimize the servicing guidelines prescribed therein.  Upon any revision to the Delegated Authority Guidelines, the Servicer shall promptly send a copy of the revised guidelines to the Master Servicer.  Any revision to the Delegated Authority Guidelines shall not be considered an amendment for purposes of Section 11.01 hereof and shall not require any Certificateholder consent.

Delinquent:  Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made prior to the next scheduled Due Date for such Mortgage Loan.  With respect to any date of determination, determinations of delinquency shall be made as of the last day of the prior calendar month.  Mortgage Loans with Due Dates which are not the first of the month are treated for determination of delinquency status as if the Due Date was the first of the following month.

Denomination:  The amount, if any, specified on the face of each Certificate (other than the Class CE and Class R Certificates) of a Class representing the principal portion of the Original Class Certificate Principal Balance or Maximum Original Class Certificate Principal Balance of such Class evidenced by such Certificate.

Depositor:  Third Street Funding LLC, a Delaware limited liability company, and its successors and assigns.

Depository:  The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  The Depository shall initially be the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date:  With respect to each Distribution Date occurring (i) prior to and in the month of the final Servicing Transfer Date, the last day of the calendar month preceding such Distribution Date and (ii) in any month after the month of the final Servicing Transfer Date, the 15th day (or if such 15th day is not a Business Day, the preceding Business Day) of the month in which such Distribution Date occurs.

Disqualified Organization:  Any of (i) a “disqualified organization” under Section 860E of the Code, which as of the Closing Date is any of:  (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (B) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code or (C) any organization described in Section 1381(a)(2)(C) of the Code, or (ii) any other Person so designated by the Securities Administrator based upon an Opinion of Counsel provided by nationally recognized counsel to the Securities Administrator that the holding of an ownership interest in the Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person.  A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit.  The term “United States,” “state” and “international organization” shall have the meanings set forth in Section 7701 of the Code.

Distribution Account:  The account or accounts created and maintained by the Securities Administrator pursuant to Section 3.06(c), which shall be entitled “Distribution Account, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered Holders of American General Mortgage Loan Trust 2009-1, Mortgage Pass-Through Certificates, Series 2009-1,” and which must be an Eligible Account.  The Class CE Grantor Trust Subaccount, Exchangeable Certificates Grantor Trust Subaccount, Lower Tier Distribution Subaccount and Upper Tier Distribution Subaccount shall be subaccounts of the Distribution Account.  Funds in the Distribution Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2009.

Distribution Date Statement:  As defined in Section 4.06(a) hereof.

Due Date:  With respect to each Mortgage Loan and any Distribution Date, the day of the prior calendar month on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

Early Stage Default:  As defined in the Delegated Authority Guidelines.

Early Stage Delinquency:  As defined in the Delegated Authority Guidelines.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated “A–1” by S&P and “P-1” by Moody’s at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity.  Eligible Accounts may bear interest.  If an account ceases to be an Eligible Account as described above, the account shall be moved within fifteen (15) Business Days to a depository which does satisfy one of the clauses above.

Eligible Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Servicer, the Interim Subservicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian or any of their respective Affiliates or for which an Affiliate of the Depositor, the Servicer, the Interim Subservicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian serves as an advisor (or for which any such party may provide services or receive compensation):

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Securities Administrator or the Master Servicer or any of their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and Moody’s and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated “A” or higher by S&P and “A2” or higher by Moody’s, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee, the Servicer, the Master Servicer or the Securities Administrator, as the case may be, in exchange for such collateral and (C) be delivered to the Trustee, the Servicer, the Master Servicer or the Securities Administrator or, if the Trustee, the Servicer, the Master Servicer or the Securities Administrator, as applicable, is supplying the collateral, an agent for the

Trustee, the Servicer, the Master Servicer or the Securities Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment; and

(vi)

units of money market funds registered under the Investment Company Act of 1940 (including funds managed or advised by the Trustee, the Securities Administrator, the Master Servicer, the Custodian or affiliates thereof) that, if rated by each Rating Agency, are rated in its highest rating category (if so rated by such Rating Agency);

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

Eligible Substitute Mortgage Loan:  A mortgage loan substituted by a Seller or American General Finance Corporation for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Stated Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Stated Principal Balance) not in excess of, and not materially less than, the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Mortgage Interest Rate not less than the Mortgage Interest Rate of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan, (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement (deemed to be made as of the date of substitution); (vi) be current in the payment of principal and interest; (vii) be secured by a Mortgaged Property of the same type and occupancy status as secured the Defective Mortgage Loan; (viii) have payment terms that do not vary in any material respect from those of the Defective Mortgage Loan; and (ix) have a Prepayment Charge at least equal in amount of that of the Defective Mortgage Loan.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Restricted Certificates:  The Class A, Class B, Class CE, Class P and Class R Certificates.

Escrow Account:  The account or accounts created and maintained pursuant to Section 3.07.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Estate in Real Property:  A fee simple estate in a parcel of real property.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Exchangeable Certificates:  The Class A-2, Class A-8, Class A-9 and Class A-10 Certificates.

Exchangeable Certificates Grantor Trust:  The portion or portions of the Trust exclusive of the Trust REMICs consisting of (i) interests in the Exchangeable REMIC Certificates beneficially owned in the form of the Exchangeable Certificates and rights with respect thereto and (ii) the Exchangeable Certificates Grantor Trust Subaccount.

Exchangeable Certificates Grantor Trust Subaccount:  The sub-account of the Distribution Account designated by the Securities Administrator pursuant to Section 9.04(a).  The Exchangeable Certificates Grantor Trust Subaccount shall not be an asset of any REMIC formed under this Agreement.  Funds in the Exchangeable Certificates Grantor Trust Subaccount shall be held uninvested.

Exchangeable Combination:  Any of Exchangeable Combination 1, Exchangeable Combination 2, Exchangeable Combination 3 or Exchangeable Combination 4, as applicable.

Exchangeable Combination 1:  The Class A-2 Certificates.

Exchangeable Combination 2:  The Class A-8 Certificates.

Exchangeable Combination 3:  The Class A-9 Certificates.

Exchangeable Combination 4:  The Class A-10 Certificates.

Exchangeable REMIC Certificates:  The Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates.

Exchangeable REMIC Combination:  Any of Exchangeable REMIC Combination 1, Exchangeable REMIC Combination 2, Exchangeable REMIC Combination 3 or Exchangeable REMIC Combination 4, as applicable.

Exchangeable REMIC Combination 1:  The Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates.

Exchangeable REMIC Combination 2:  The Class A-3 and Class A-4 Certificates.

Exchangeable REMIC Combination 3:  The Class A-3, Class A-4 and Class A-5 Certificates.

Exchangeable REMIC Combination 4:  The Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

Extra Principal Distribution Amount:  As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.

FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

Financing Person’s Designee:  As defined in Section 3.19(d) hereof.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended.

Homes Act:  The Helping Families Save Their Homes Act of 2009, as it may be amended from time to time.

Imminent Default:  As defined in the Delegated Authority Guidelines attached hereto as Exhibit O.

Independent:  When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Servicer, the Interim Subservicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Servicer, the Interim Subservicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof, and (iii) is not connected with the Depositor, the Servicer, the Interim Subservicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicer, the Interim Subservicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Servicer, the Interim Subservicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof, as the case may be.

Initial Overcollateralization Amount:  $393,171,378.65.

Insurance Proceeds:  Proceeds of any title policy, hazard policy, Primary Mortgage Insurance Policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property, required to be deposited in an Escrow Account or released to the Mortgagor in accordance with Customary Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

Interest Accrual Period: With respect to any Distribution Date will be the calendar month preceding the month of such Distribution Date.

Interest Carry Forward Amount:  For any Class of Certificates (other than the Class CE, Class P, Class R and Exchangeable Certificates) and any Distribution Date, the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Certificate Interest Rate on the basis of a 360-day year consisting of twelve 30-day months.

Interest Remittance Amount:  As to any Distribution Date, (A) the sum, without duplication, of (i) the interest portion of Monthly Payments with respect to the related Collection Period received by the Servicer on or prior to the related Determination Date for such Distribution Date, (ii) all Compensating Interest paid by the Servicer for such Distribution Date, (iii) the portion of any payment in connection with any Principal Prepayment (but excluding any Prepayment Charge) relating to interest received by the Servicer during the related Prepayment Period, (iv) the interest portion of REO Proceeds and Net Liquidation Proceeds received by the Servicer during the related Prepayment Period, (v) the interest portion of payments from the Servicer in connection with Monthly Advances for such Distribution Date, (vi) any Reimbursement Amounts received with respect to the Mortgage Loans during the related Prepayment Period, (vii) the portion of any Purchase Price or Substitution Adjustment Amounts paid during the related Prepayment Period allocable to interest and (viii) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of interest less (B) the Servicing Fees for the Mortgage Loans, amounts reimbursable with respect to Monthly Advances and Servicing Advances with respect to the Mortgage Loans pursuant to Sections 3.07(d), 3.08(a) and 3.08(b) and amounts reimbursable or payable to the Servicer, the Back-up Servicer, the Interim Subservicer, the Master Servicer, the Securities Administrator, the Trustee and the Custodian pursuant to this Agreement, including, without limitation, Sections 3.01(a), 3.08, 3.18, 8.05 and 9.01(c).

Interim Subservicer:  MorEquity, Inc., a Nevada corporation, and its successors and assigns.  From the Closing Date until the Servicing Transfer Date for each Mortgage Loan, the Interim Subservicer shall subservice such Mortgage Loan on behalf of the Servicer in accordance with this Agreement. The Interim Subservicer shall also, with the Servicer, review and, if necessary, revise the Delegated Authority Guidelines on a periodic basis (no less than quarterly) following the Closing Date to optimize the servicing guidelines prescribed therein.

Interim Subservicer Custodial Account:  The account created and maintained by the Interim Subservicer pursuant to Section 3.06(f).

Interim Subservicing Fee:  With respect to each Mortgage Loan subserviced by the Interim Subservicer prior to the related Servicing Transfer Date, the fee payable out of the Servicing Fee to the Interim Subservicer equal to one-twelfth of the product of 0.40% and the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The Interim Subservicer’s right to receive the Interim Subservicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.06) of related Monthly Payments collected by the Interim Subservicer.

Liquidated Mortgage Loan:  As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with Customary Servicing Procedures, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation, taking by power of eminent domain or condemnation or sale of the Mortgage Loan or Mortgaged Property, as applicable, or disposition of the related REO Property have been recovered.

Liquidation Proceeds:  The sum of all:  (i) Insurance Proceeds with respect to a Mortgage Loan, (ii) condemnation proceeds received with respect to a Mortgage Loan, to the extent not released to the Mortgagor in accordance with Customary Servicing Procedures and (iii) other cash amounts received and retained in connection with the liquidation, taking, sale or other disposition of such Mortgage Loan or Mortgaged Property (including REO Property) pursuant to this Agreement.

Loan-to-Value Ratio:  With respect to any Mortgage Loan as of the date of origination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

Lost Note Affidavit:  The lost note affidavit signed by a Seller which is in the form of Exhibit G hereto.

Lower Tier Corresponding Marker Interests:  The Class LT-A1 Interest, Class LT-A3 Interest, Class LT-A4 Interest, Class LT-A5 Interest, Class LT-A6 Interest, Class LT-A7 Interest, Class LT-B1 Interest and the Class LT-B2 Interest.

Lower Tier Distribution Amount:  As defined in Section 4.02(e).

Lower Tier Distribution Subaccount:  The sub-account of the Distribution Account designated by the Securities Administrator pursuant to Section 3.06(c).

Lower Tier Interests: The Lower Tier Regular Interests and the Class LR Interest.

Lower Tier Principal Loss Allocation Amount:  With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the Lower Tier Corresponding Marker Interests, and the denominator of which is the aggregate of the Uncertificated Balances of the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest.

Lower Tier Regular Interests: A regular interest in the Lower Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.02 hereof.  Any of the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests, the Class LT-ZZ Interest and the Class LT-P Interest are Lower Tier Regular Interests.

Lower Tier REMIC:  As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, $100 deposited by the Depositor on the Closing Date, such amounts as shall be held in the Lower Tier Distribution Subaccount, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.  The Lower Tier REMIC will not include any Servicer Prepayment Charge Payment Amounts, the Class CE Grantor Trust or the Exchangeable Certificates Grantor Trust.

Lower Tier REMIC Interest Loss Allocation Amount:  With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Lower Tier REMIC Pass-Through Rate for the Class LT-AA Interest minus the Marker Rate, divided by (b) 12.

Lower Tier REMIC Overcollateralization Target Amount:  1.00% of the Targeted Overcollateralization Amount.

Lower Tier REMIC Overcollateralized Amount:  With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the Lower Tier Regular Interests minus (ii) the aggregate of the Uncertificated Balances of the Lower Tier Corresponding Marker Interests and 1% of the Class LT-P Interest, in each case as of such date of determination.

Lower Tier REMIC Pass-Through Rate:  With respect to the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest, the Net WAC Cap.  The Class LT-P Interest has no Lower Tier REMIC Pass-Through Rate.

Majority Certificateholders:  The Holders of Certificates evidencing at least 51% of the Voting Rights.

Marker Rate:  With respect to the Class CE Upper Tier Regular Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Lower Tier REMIC Pass-Through Rates for the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest, (i) with the rate on each such Lower Tier Corresponding Marker Interest subject to a cap equal to the lesser of (a) the Pass-Through Rate of its Corresponding Class of Certificates and (b) the Net WAC Cap for the purpose of this calculation and (ii) with the rate on the Class LT-ZZ Interest subject to a cap of zero for the purpose of this calculation.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association, its successors and assigns and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

Master Servicer Custodial Account:  The account or accounts created and maintained by the Master Servicer pursuant to Section 3.06(b), which shall be entitled “Master Servicer

Custodial Account, Wells Fargo Bank, N.A., as Master Servicer, in trust for registered Holders of American General Mortgage Loan Trust 2009-1, Mortgage Pass-Through Certificates, Series 2009-1,” and which must be an Eligible Account.  The Master Servicer Custodial Account shall be deemed to be a sub-account of the Distribution Account.

Master Servicer Custodial Account Reinvestment Income:  For each Distribution Date, all income and gain net of any losses realized since the preceding Distribution Date (or since the Closing Date, in the case of the initial Distribution Date) from Eligible Investments of funds in the Master Servicer Custodial Account.

Master Servicer’s Certificate:  The monthly report required by Section 4.07(b).

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

Master Servicing Transfer Costs:  All reasonable costs and expenses (including attorney’s fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

Master Servicer Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01(c).

Maximum Certificate Principal Balance:  As to any date of determination and each Class of Exchangeable Certificates, the portion of the Maximum Original Class Certificate Principal Balance that would be outstanding assuming each Certificate of the Related Classes had been exchanged on the Closing Date.

Maximum LT-ZZ Uncertificated Accrued Interest Deferral Amount:  With respect to any Distribution Date, the excess of (a) accrued interest at the Lower Tier REMIC Pass-Through Rate applicable to the Class LT-ZZ Interest for such Distribution Date on a balance equal to the Uncertificated Balance of the Class LT-ZZ Interest minus the Lower Tier REMIC Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on the Lower Tier Corresponding Marker Interests, with the rate on each such Lower Tier Corresponding Marker Interest subject to a cap equal to the lesser of (a) the Pass-Through Rate of the Corresponding Class of Certificates and (b) the Net WAC Cap for the purpose of this calculation.

Maximum Original Class Certificate Principal Balance:  As to each Class of Exchangeable REMIC Certificates or Exchangeable Certificates, the Maximum Original Class Certificate Principal Balance set forth in the Preliminary Statement.

MERS: The Mortgage Electronic Registration Systems, Inc.

MERS Mortgage Loan:  Any MOM Mortgage Loan or any other Mortgage Loan as to which MERS or its designee is (or is intended to be) the mortgagee of record and as to which a MIN has been assigned.

MIN:  A MERS Mortgage Identification Number assigned to a Mortgage Loan registered under MERS.

MOM Mortgage Loan:  A Mortgage Loan where the related Mortgage names MERS or its designee as the original mortgagee thereof, as to which a MIN has been assigned, and which Mortgage has not been assigned to any other person.

Monthly Advance  The payment made by the Servicer with respect to any Distribution Date pursuant to Section 3.19.

Monthly Excess Cashflow Amount:  The sum of the Monthly Excess Interest Amount and (without duplication) any portion of the Principal Distribution Amount remaining after principal distributions on the Offered Certificates and the Class B Certificates.

Monthly Excess Interest Amount:  With respect to each Distribution Date, the amount, if any, by which the Interest Remittance Amount for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to paragraphs (i) through (vi) under Section 4.01(a).

Monthly Payment:  With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined:  (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan, (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state laws and (iii) any Servicer Modification or forbearance agreement; and (b) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

Monthly Servicer Report to Sellers:  The report prepared by the Servicer and delivered to the Sellers pursuant to Section 4.08 in form and substance set forth as Exhibit M-2 hereto (and any additional reports and/or data agreed to by the Servicer and the Interim Subservicer as contemplated therein).

Moody’s:  Moody’s Investors Service, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other “nationally recognized statistical rating organization” as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan.

Mortgage Interest Rate:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, after giving effect to the Relief Act, and as such may be modified in accordance with a Servicer Modification.  With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

Mortgage Loan:  Each mortgage loan identified in the Mortgage Loan Schedule attached hereto as Exhibit D.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated July 30, 2009, among the Sellers, American General Finance Corporation and the Depositor, as purchaser.

Mortgage Loan Schedule:  As of any date with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date attached hereto as Exhibit D.  The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

(1)

the Mortgage Loan identifying number;

(2)

the state and zip code of the Mortgaged Property;

(3)

a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a high-rise or low-rise condominium project;

(4)

the occupancy status of the Mortgaged Property at origination;

(5)

the original months to maturity;

(6)

the date of origination;

(7)

the first payment date;

(8)

the stated maturity date;

(9)

the stated remaining months to maturity;

(10)

the original principal amount of the Mortgage Loan;

(11)

the Cut-off Date Principal Balance of each Mortgage Loan;

(12)

the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

(13)

the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

(14)

the contractual interest paid to date of the Mortgage Loan;

(15)

the Loan-to-Value Ratio at origination;

(16)

a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date; and

(17)

a code indicating whether the Mortgage Loan has a Prepayment Charge, the type of Prepayment Charge and the term.

The Mortgage Loan Schedules shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate:  (1) the number of Mortgage Loans; (2) the Cut-off Date Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time in accordance with the provisions of this Agreement.  With respect to any Eligible Substitute Mortgage Loan, Cut-off Date shall refer to the applicable date of substitution.

Mortgage Note:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof, as the same may be modified in accordance with any Servicer Modification.

Mortgage Pool:  The pool of Mortgage Loans, identified on Exhibit D from time to time, and any REO Properties acquired in respect thereof.

Mortgaged Property:  The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of unreimbursed Monthly Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid fees or other compensation explicitly set forth in this Agreement received and retained in connection with the liquidation, taking, sale or other disposition of such Mortgage Loan or Mortgaged Property (including REO Property) pursuant to this Agreement.  Net Liquidation Proceeds shall first be applied to outstanding accrued interest and then to outstanding principal on the related Mortgage Loan.

Net Mortgage Interest Rate:  With respect to any Mortgage Loan, the Mortgage Interest Rate borne by such Mortgage Loan minus the Servicing Fee Rate.

Net WAC Cap:  With respect to each Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Interest Rates for the Mortgage Loans (weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the first day of the related Collection Period).

NMWHFIT:  A “Non-Mortgage Widely Held Fixed Investment Trust” as that term is defined in Treasury regulations § 1.671-5(b)(12) or successor provisions.

Nonrecoverable Advance:  Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer and in accordance with Customary Servicing Procedures, will not or, in the case of a proposed Advance, would not be ultimately recoverable from Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Notice of Facility Termination:  As defined in Section 3.19(d) hereof.

Notional Amount:  With respect to the Class CE Upper Tier Regular Interest and the Class CE Certificates and any date of determination, a notional amount equal to the then aggregate Uncertificated Balances of the Lower Tier Regular Interests other than the Class LT-P Interest.

Offered Certificates:  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated), a managing director, a principal, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer, the Securities Administrator, the Servicer, the Interim Subservicer, the Custodian or the Depositor, as applicable.

Opinion of Counsel:  A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor, the Servicer, the Sellers, the Trustee, the Securities Administrator or the Master Servicer except that any opinion of counsel relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

Original Class Certificate Principal Balance:  With respect to each Class of Certificates (other than the Exchangeable REMIC Certificates and the Exchangeable Certificates), the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to (i) the Class R Certificate, which has no Original Class Certificate Principal Balance and (ii) the Class CE Certificate, which, solely for REMIC purposes, has an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount.

Outstanding Certificate: Any Outstanding Exchangeable Certificate or Outstanding Exchangeable REMIC Certificate.

Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder on the Closing Date; provided, however, that upon the exchange of the Exchangeable Certificate pursuant to Section 5.08 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC Certificate issued hereunder on the Closing Date; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 5.08 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

Overcollateralization Amount:  As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period over (y) the aggregate Certificate Principal Balance of all Classes of Offered Certificates and the Class B Certificates (after taking into account all distributions of principal on such Distribution Date and the increase of any Certificate Principal Balance of a Class of Class B Certificates as a result of Subsequent Recoveries).

Overcollateralization Deficiency:  As of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date.

Ownership Interest:  As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner.

Paperless Release Request:  As defined in Section 3.13(d) hereof.

Pass-Through Rate:  With respect to each Distribution Date and (i) the Class A Certificates, 5.75% per annum and (ii) the Class B Certificates, 1.00% per annum.

Paying Agent:  Any paying agent appointed pursuant to Section 5.05.

Percentage Interest:  With respect to any Certificate (other than the Class CE and Class R Certificates), a fraction, expressed as a percentage, obtained by dividing the Denomination of such Certificate on the Closing Date by the Original Class Certificate Balance (or the Maximum Original Class Certificate Balance in the case of the Exchangeable Certificates and the Exchangeable REMIC Certificates) of the related Class.  With respect to a Certificate of the Class CE Certificates, the portion of such Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.  The Percentage Interest of the Class R Certificate is 100%.  Notwithstanding the foregoing, for purposes of making actual distributions of principal or interest or allocating Voting Rights among the Outstanding Exchangeable REMIC Certificates or Outstanding Exchangeable Certificates of a Class, the Percentage Interest refers to each Outstanding Certificate’s proportionate share of such actual distributions or Voting Interests based on the proportion that such Certificate’s Percentage Interest bears to the aggregate Percentage Interest of all the Outstanding Exchangeable REMIC Certificates or Outstanding Exchangeable Certificates of such Class.

Permitted Transferee:  Any transferee of the Class R Certificate other than a Disqualified Organization, a non-U.S. Person (other than as provided in Section 5.02(f)(v)) or a U.S. Person with respect to whom income on the Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

Plans:  As defined in Section 5.02(e) hereof.

Pool Balance:  As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans.

Prepayment Charge:  With respect to any Prepayment Period, any prepayment premium, fee or charge payable by a Mortgagor in connection with any principal prepayment pursuant to the terms of the related Mortgage Note.

Prepayment Interest Shortfall:  With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to difference between (x) 30 days’ interest at the applicable Net Mortgage Interest Rate on the amount of the Principal Prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related Mortgagor on the amount of such Principal Prepayment.

Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Distribution Amount:  As to any Distribution Date, the sum of (i) the Principal Remittance Amount and (ii) the Extra Principal Distribution Amount, if any.

Principal Prepayment:  Any payment of principal made by the Mortgagor on a Mortgage Loan (other than a payahead on a Mortgage Loan subject to the Simple Interest Method) which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of interest due on any Due Date in any month or months subsequent to the month of prepayment.

Principal Remittance Amount:  As to any Distribution Date, (A) the sum, without duplication, of:  (i) the principal portion of Monthly Payments with respect to the related Collection Period received by the Servicer on or prior to the related Determination Date for such Distribution Date, (ii) all Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the portion of Net Liquidation Proceeds and REO Proceeds allocable to principal received by the Servicer during the related Prepayment Period, (iv) the portion of any Purchase Price or Substitution Adjustment Amounts allocable to principal received by the Master

Servicer with respect to the related Prepayment Period, (v) the principal portion of payments from the Servicer in connection with Monthly Advances for such Distribution Date, (vi) any Subsequent Recoveries received by the Servicer during the related Prepayment Period, (vii) any other amounts received by the Servicer during the related Prepayment Period that are payable to the Trust, as owner of a Mortgage Loan, paid in connection with a loan modification program, including the U.S. Treasury’s Home Affordable Modification Program and (viii) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal less (B) without duplication, amounts reimbursable with respect to Monthly Advances and Servicing Advances with respect to the Mortgage Loans pursuant to Sections 3.07(d), 3.08(a) and 3.08(b) and amounts reimbursable or payable to the Servicer, the Back-up Servicer, the Interim Subservicer, the Master Servicer, the Securities Administrator, the Trustee and the Custodian pursuant to this Agreement, including, without limitation, Sections 3.01(a), 3.08, 3.18, 8.05 and 9.01(c).

Purchase Price:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to Section 2.03, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase, (ii) accrued interest on such Stated Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer, which payment or Monthly Advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is effected, (iii) any unreimbursed Servicing Advances and Monthly Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, and (iv)  all costs and expenses, including reasonable attorneys fees, incurred by the Trustee to effect the repurchase.

QIB:  A “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

Qualified Appraiser:  An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who satisfied the requirements of Title XI of FIRREA.

Rating Agency or Rating Agencies:  Moody’s and S&P, or their respective successors.

Realized Loss:  With respect to any Liquidated Mortgage Loan, the amount by which the Stated Principal Balance exceeds the amount of Net Liquidation Proceeds applied to the Stated Principal Balance.  With respect to any Mortgage Loan, the amount of any Deficient Valuation, the amount of any reduction in the Stated Principal Balance thereof (but not a forbearance) resulting from a Servicer Modification or, with respect to any Mortgage Loan that has become the subject of a Debt Service Reduction, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

Realized Loss Amortization Amount:  As to each Class of Class B Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for such Class of

Certificates as of such Distribution Date and (y) the remaining Monthly Excess Cashflow Amount available for such Class pursuant to clause (iv) or (v), as applicable, of Section 4.02(a).

Record Date:  With respect to all of the Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Regular Interest:  Any of the Lower Tier Regular Interests and the Upper Tier Regular Interests.

Reimbursement Amount:  As defined in Section 2.03.

Related:  As to the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, the Class A-2 Certificates.  As to the Class A-3 and Class A-4 Certificates, the Class A-8 Certificates.  As to the Class A-3, Class A-4 and Class A-5 Certificates, the Class A-9 Certificates.  As to the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the Class A-10 Certificates.

Related Documents:  With respect to any Mortgage Loan, the related Mortgage Notes and other related documents.

Relief Act:  The Servicemembers Civil Relief Act, as it may be amended from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Certificate Maturity Date:  The “latest possible maturity date” of the Certificates (other than the Residual Certificate) as that term is defined in Section 9.01(k).

REMIC Pass-Through Rate:  With respect to each Distribution Date and the Lower Tier Regular Interests, the Lower Tier REMIC Pass-Through Rate.  With respect to each Distribution Date and the Upper Tier Regular Interests (other than the Class CE Upper Tier Regular Interest), the Upper Tier REMIC Pass-Through Rate.

With respect to the Class CE Upper Tier Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (C) below, and the denominator of which is the aggregate Uncertificated Balances of the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests, and the Class LT-ZZ Interest.  For purposes of calculating the REMIC Pass-Through Rate for the Class CE Upper Tier Regular Interest, the numerator is equal to the sum of the following components:

(A)

the Lower Tier REMIC Pass-Through Rate for the Class LT-AA Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class LT-AA Interest;

(B)

the Lower Tier REMIC Pass-Through Rate for each Lower Tier Corresponding Marker Interest, in each case minus the Marker Rate, applied in each case to an amount equal to the respective Uncertificated Balance of each such Lower Tier Corresponding Marker Interest; and

(C)

the Lower Tier REMIC Pass-Through Rate for the Class LT-ZZ Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class LT-ZZ Interest.

With respect to the Class CE Certificates and any Distribution Date, the Class CE Certificates shall be entitled to 100% of the amounts distributable to the Class CE Upper Tier Regular Interest.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Report:  A report prepared by the Servicer and delivered to the Master Servicer pursuant to Section 4.07(a), containing the information attached hereto as Exhibit L.

REO Disposition:  The sale or other disposition of an REO Property on behalf of the Trust.

REO Proceeds:  Proceeds, net of any amount payable or reimbursable to the Servicer pursuant to this Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Monthly Advances in respect of the related Mortgage Loan or REO Property, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which are received prior to the REO Disposition.  REO Proceeds shall first be applied to outstanding accrued interest and then to outstanding principal on the related Mortgage Loan.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.11.

Request for Release:  A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, (iv) a manufactured home, (v) a townhouse, (vi) a modular home or (vii) a detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home.

Residual Certificate:  The Class R Certificate.

Responsible Officer:  When used with respect to the Trustee or the Securities Administrator, any officer within the corporate trust department of the Trustee or the Securities Administrator, as applicable, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or

any other officer of the Trustee or the Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

S&P:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other “nationally recognized statistical rating organization” as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

Securities Administrator:  Wells Fargo Bank, N.A., its successors and assigns and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

Securities Administrator Distribution Account Reinvestment Income:  For each Distribution Date, all income and gain net of any losses realized since the preceding Distribution Date (or the Closing Date, in the case of the initial Distribution Date) from Eligible Investments of funds in the Distribution Account.

Sellers:  MorEquity, Inc., a Nevada corporation, American General Home Equity, Inc., a Delaware corporation, and American General Financial Services of Arkansas, Inc., a Delaware corporation, and their respective successors and assigns, in each of their capacities as a Seller under the Mortgage Loan Purchase Agreement.

Senior Certificates:  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 Certificates.

Servicer:  PennyMac Loan Services, LLC, a Delaware limited liability company, and its successor and assigns, and, if a successor servicer (including the Back-up Servicer) is appointed hereunder, such successor, as servicer.

Servicer Custodial Account:  The account created and maintained by the Servicer pursuant to Section 3.06(a).

Servicer Custodial Account Reinvestment Income:  For each Servicer Remittance Date, all income and gain net of any losses realized since the preceding Servicer Remittance Date (or since the Closing Date, in the case of the initial Servicer Remittance Date) from Eligible Investments of funds in the Servicer Custodial Account.

Servicer Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01(a).

Servicer Modification:  A modification to the terms of a Mortgage Loan, made in accordance with the terms of the Delegated Authority Guidelines.

Servicer Prepayment Charge Payment Amount:  The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01(h), which amount shall be equal to the difference between the amount of Prepayment Charge due by a Mortgagor before any waiver and the actual amount of the Prepayment Charge that was paid by the Mortgagor which amounts shall not be part of any Trust REMIC.

Servicer Remittance Date:  The 19th day of each month beginning in August 2009 (or, if such day is not a Business Day, the immediately preceding Business Day).

Servicing Advances:  All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer or any subservicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration, inspection and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures (and the attendant cost of recording any Assignments), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) expenses of sales of Bulk Loans pursuant to the Delegated Authority Guidelines and (e) payments made by the Servicer or any subservicer with respect to a Mortgaged Property pursuant to Section  3.07.

Servicing Fee:  With respect to each Mortgage Loan, the fee payable to the Servicer equal to one-twelfth of the product of the Servicing Fee Rate and the Stated Principal Balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The Servicer’s right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.08) of related Monthly Payments collected by the Servicer.

Servicing Fee Rate:  With respect to each Mortgage Loan, 0.50% per annum.

Servicing Officer:  Any officer of the Servicer whose name appears on a list of servicing officers furnished to the Trustee, the Master Servicer, the Interim Subservicer, the Sellers, the Securities Administrator, the Depositor and the Custodian by the Servicer, as such list may be amended from time to time.

Servicing Transfer Costs:  With respect to (i) any transfer of servicing from PennyMac Loan Services, LLC to SPS, as Back-up Servicer, all reasonable costs and expenses incurred by the Master Servicer or the Back-up Servicer in connection with the transfer of servicing from PennyMac Loan Services, LLC to SPS, as Back-up Servicer, including, without limitation, any reasonable costs or expenses of the Master Servicer or the Back-up Servicer associated with the complete transfer of all servicing data and (ii) any transfer from SPS to the Master Servicer or other successor Servicer, all reasonable costs and expenses incurred by the Master Servicer in connection with the appointment of a successor Servicer and the transfer of servicing from SPS, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor Servicer (provided that such costs or expenses shall not involve or relate to any increase in the Servicing Fee or compensation), the documentation of the assumption of servicing by the successor Servicer, the complete transfer of all servicing data and, if the Master Servicer succeeds to the role of Servicer hereunder, the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively.

Servicing Transfer Date: With respect to any Mortgage Loan subserviced by the Interim Subservicer, the date on which (a) the Interim Subservicer ceases subservicing such Mortgage Loan on behalf of the Servicer and (b) the Servicer or a subservicer other than the Interim Subservicer begins servicing or subservicing, as applicable, such Mortgage Loan; provided, however, that the final Servicing Transfer Date shall be no later than October 1, 2009 (unless the Servicer and the Interim Subservicer agree in writing to complete the transfer of servicing on a later date).

Simple Interest Method:  With respect to any simple interest Mortgage Loan, the method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable Mortgage Interest Rate multiplied by the Stated Principal Balance as of the date of the last payment made by or on behalf of the Mortgagor multiplied by the number of days elapsed since the preceding payment of interest was made and divided by 360 or 365, as specified in the related Mortgage Note, and the remainder of such payment is allocated to principal.

SPS:  Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns, and any successor in interest, as Back-up Servicer and as subservicer to PennyMac Loan Services, LLC.

Startup Day:  As defined in Section 9.01(b) hereof.

Stated Principal Balance:  As to any date of determination and any Mortgage Loan (A) (x) subject to the Simple Interest Method and (y) subject to the Actuarial Method and prior to August 1, 2009, the principal balance of such Mortgage Loan at its origination, less the sum of (i) all collections and other amounts credited against the principal balance of such Mortgage Loan prior to such date, (ii) any principal reduction resulting from a Deficient Valuation prior to such date and (iii) any principal reduction resulting from a modification prior to such date plus any principal increase as a result of a capitalization in connection with a modification or (B) subject to the Actuarial Method on and after August 1, 2009, the unpaid principal balance of such Mortgage Loan at the most recent Due Date, as specified in the amortization schedule (before any adjustment to that amortization schedule due to any moratorium or similar waiver or grace period), after giving effect to (i) any previous partial Principal Prepayments and Liquidation Proceeds received, (ii) the payment of principal due on such Due Date, (iii) any principal reduction resulting from a Deficient Valuation, (iv) the principal portion of Realized Losses as a result of Servicer Modifications incurred prior to such Due Date and (v) any principal increase as a result of a capitalization in connection with a Servicer Modification.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Stated Principal Balance equal to the Stated Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Stated Principal Balance of zero thereafter.  The Stated Principal Balance of any REO Property on any date shall be deemed to equal the Stated Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property, minus any REO Proceeds allocable to principal received with respect thereto on or prior to such day.

Subordinated Certificates:  The Class B-1, Class B-2, Class CE and Class R Certificates.

Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month.

Substitution Adjustment Amount:  As defined in Section 2.03(c) hereof.

Supplemental Memorandum:  That certain Supplemental Memorandum, dated July 30, 2009, relating to the offering of the Offered Certificates, as it may be amended from time to time.

Targeted Overcollateralization Amount:  As of any Distribution Date, 20% of the Cut-off Date Aggregate Principal Balance.

Tax Matters Person:  The tax matters person appointed pursuant to Section 9.01(e) hereof.

Tax Returns:  The federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each REMIC created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

Termination Price:  As defined in Section 10.01(a) hereof.

Transferred Assets:  As defined in Section 2.01 hereof.

Trust:  American General Mortgage Loan Trust 2009-1, the trust created hereunder.

Trust Fund:  The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which a REMIC election is to be made, such entire Trust Fund consisting of:  (i) such Mortgage Loans as from time to time are subject to this Agreement, together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Servicer Custodial Account, the Master Servicer Custodial Account, the Distribution Account, the Class P Account, the Class CE Grantor Trust Subaccount, the Exchangeable Certificates Grantor Trust Subaccount, the Lower Tier Distribution Subaccount and the Upper Tier Distribution Subaccount and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

Trust REMIC:  Either of the Lower Tier REMIC or the Upper Tier REMIC.

Trustee:  U.S. Bank National Association, a national banking association, and its successors and assigns and, if a successor trustee is appointed as herein provided, such successor, as trustee.

Uncertificated Accrued Interest: With respect to each Regular Interest (other than the Class CE Upper Tier Regular Interest) and each Distribution Date, an amount equal to one month’s interest at the related REMIC Pass-Through Rate on the Uncertificated Balance of such Regular Interest.  With respect to the Class CE Upper Tier Regular Interest on each Distribution Date, an amount equal to one month’s interest at its REMIC Pass-Through Rate on its Notional Amount.

Uncertificated Balance:  The amount of any Regular Interest outstanding as of any date of determination.  As of the Closing Date, the Uncertificated Balance of each Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance.  On each Distribution Date, the Uncertificated Balance of each such Regular Interest shall be reduced by all distributions of principal made on such Regular Interest on such Distribution Date pursuant to Section 4.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.02.  If and to the extent necessary and appropriate, the Uncertificated Balance of each Regular Interest shall be increased on such Distribution Date by Subsequent Recoveries as provided in Section 4.02.  The Uncertificated Balance of the Class LT-ZZ Interest shall be increased by interest deferrals as provided in Section 4.02.  The Uncertificated Balance of the Class CE Upper Tier Regular Interest shall at all times equal the Overcollateralization Amount.  The Uncertificated Balance of each Regular Interest shall never be less than zero.

United States Person or U.S. Person:  (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible and elect to be treated as United States Persons).  Notwithstanding the preceding sentence, for purposes of the definition of a “Permitted Transferee,” a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

Unpaid Realized Loss Amount:  For any of the Class B Certificates and as to any Distribution Date, the excess of (x) the aggregate Applied Realized Loss Amounts allocated to such Class for all prior Distribution Dates over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to such Class on or prior to such Distribution Date and (b) the aggregate Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

Upper Tier Distribution Subaccount:  The sub-account of the Distribution Account designated by the Securities Administrator pursuant to Section 3.06(c).

Upper Tier Interests:  The Upper Tier Regular Interests and the Class UR Interest.

Upper Tier Regular Interest: Any of the regular interests in the Upper Tier REMIC listed in the Preliminary Statement, the ownership of which is represented by the Certificates.  Any of the Class A-1 Interest, the Class A-3 Interest, the Class A-4 Interest, the Class A-5 Interest, the Class A-6 Interest, the Class A-7 Interest, the Class B-1 Interest, the Class B-2 Interest, the Class CE Interest and the Class P Interest are Upper Tier Regular Interests.

Upper Tier REMIC:  As defined in the Preliminary Statement, the assets of which consist of the Lower Tier Regular Interests and such amounts as shall be deemed held in the Upper Tier Distribution Subaccount.

Upper Tier REMIC Pass-Through Rate:  As set forth in the Preliminary Statement.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  As of any date of determination, (a) 97% of all Voting Rights shall be allocated to the Holders of the Senior Certificates (other than the Exchangeable Certificates) and the Class B Certificates in proportion to the Certificate Principal Balances of their respective Certificates, (b) 1% of all Voting Rights shall be allocated to the Holder of the Class R Certificate, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class CE Certificates and (d) 1% of all Voting Rights shall be allocated to the Holders of the Class P Certificates.

In the event that all or a portion of a Combination of Classes of Exchangeable REMIC Certificates in any Exchangeable REMIC Combination is exchanged for a  proportionate portion of the Class of Exchangeable Certificates in the related Combination, the Class of such Exchangeable Certificates will be entitled to a proportionate share of the Voting Rights allocated to the Classes of Exchangeable REMIC Certificates in the related Combination.

WHFIT:  A “Widely Held Fixed Investment Trust” as that term is defined in Treasury regulations § 1.671-5(b)(22) or successor provisions.

WHFIT Regulations:  Treasury regulations § 1.671-5, as amended.

Written Order to Authenticate:  A written order by which the Depositor directs the Securities Administrator to execute, authenticate and deliver the Certificates.

Section 1.02.

Accounting.

Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.

Conveyance of Mortgage Loans.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (1) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date; (2) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (3) its interest in any insurance policies in respect of the Mortgage Loans; (4) the rights of the Depositor under the Mortgage Loan Purchase Agreement; (5) $100 (which amount has been delivered by the Depositor to the Securities Administrator to be held in the Class P Account until distributed to the Holders of the Class P Certificates pursuant to Section 4.02(a)(vii)); (6) all other assets included or to be included in the Trust Fund; and (7) all proceeds of any of the foregoing (collectively, the “Transferred Assets”).

The Depositor shall deliver, or cause to be delivered, to the Custodian on behalf of the Trustee, the following documents or instruments with respect to each Mortgage Loan (a “Mortgage File”):

(i)

(A) the original Mortgage Note bearing an unbroken chain of endorsements or allonges from origination to the last named endorsee and including any riders or addenda to the Mortgage Note, endorsed to blank and signed in the name of the last named endorsee by an authorized officer and a power of attorney, if applicable, or (B) with respect to any lost Mortgage Note, a Lost Note Affidavit from the related Seller, with a copy of the related lost Mortgage Note;

(ii)

for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage or certified copy thereof, with evidence of recording thereon, or a certified copy if the original Mortgage has not yet been returned from the recording office along with evidence that the Mortgage has been sent for recording, and in the case of each MERS Mortgage Loan, the original Mortgage or a certified copy thereof, with evidence of recording thereon, or a certified copy if the original Mortgage has not yet been returned from the recording office along with evidence that the Mortgage has been sent for recording, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Mortgage Loan if the mortgage loan is a MOM Mortgage Loan or if the Mortgage Loan was not a MOM Mortgage Loan at origination, the original Mortgage or certified copy thereof and the Assignment thereof to MERS, with evidence of recording indicated thereon, or a certified copy if the original Mortgage has not yet been returned from the recording office along with evidence that the Mortgage has been sent for recording;

(iii)

except with respect to each MERS Mortgage Loan, an original Assignment in blank, in form and substance acceptable for recording;

(iv)

for each Mortgage Loan that was not a MERS Mortgage Loan at its origination, the originals of any intervening recorded Assignments or certified copies thereof, showing an unbroken chain of assignment from origination to the last assignee, with evidence of recording thereon (or, if an original intervening Assignment has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the Custodian forthwith after return from such recording office;

(v)

an original or copy of the mortgage title insurance policy, or original or copy of title commitment (or in appropriate jurisdictions, attorney’s opinion of title or copy thereof); and

(vi)

originals or certified copies of all assumption, modification, consolidation or extension agreements or if required by law of the applicable jurisdiction to protect the Trust, a certified copy with evidence of recording thereon (or if not yet returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original or certified copy to be delivered to the related Seller forthwith after return from such recording office) with evidence of recording thereon, if required by law of the applicable jurisdiction to protect the Trust.

With respect to any MERS Mortgage Loan, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial  ownership of mortgages maintained by MERS.  In addition, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the Trustee, any related expenses will be paid by the Trust.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the related Seller shall cure such defect or deliver such missing document to the Custodian on behalf of the Trustee within the time frame specified in Section 2.03.  If such Seller does not cure such defect or deliver such missing document within such time period, such Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03 if such defect or missing document prevents or materially delays the Trust from (a) realizing against the related Mortgaged Property through foreclosure or similar loss mitigation activity or (b) processing any title claim under the related title insurance policy (unless such Seller provides appropriate recourse under a representation and warranty relating to good title).

The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

The Servicer shall cause the notice required by Section 404 of the Homes Act to be provided within thirty (30) days of the Closing Date to each Mortgagor with respect to each Mortgage Loan and each such notice shall, to the extent permitted by the Homes Act, specify (i)

the Trust is “creditor” for purposes of the Homes Act, (ii) the address of the Trust is c/o the Trustee at its Corporate Trust Office; (iii) the Closing Date; (iv) the Servicer is the contact person with authority to act on behalf of the Trust; and (v) Assignments of Mortgage are not being recording in connection with the sale of the Mortgage Loans to the Trust.  If the Mortgage Loan is a MERS Mortgage Loan, such notice shall state, “Ownership of your Mortgage Loan is also recorded on Mortgage Electronic Registrations System’s registry at 1818 Library Street, Suite 300 Reston, VA 20190.”

Section 2.02.

Acceptance by Trustee or Custodian.

Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it or the Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Fund delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders.

The Custodian on behalf of the Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File upon the receipt thereof and to certify in substantially the form attached hereto as Exhibit F that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to this Agreement are in its possession, (ii) the Mortgage Note has been signed by the Mortgagor and any co-Mortgagor, (iii) other than with respect to any MERS Mortgage Loan, the related Mortgage Note has been endorsed in blank and (iv) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (6), (8), (10) and (12) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.  It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face nor shall the Custodian be under any duty to determine whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.  The Custodian shall have no responsibility for reviewing any Mortgage File except as expressly provided for in this Section 2.02 or determining if a mortgage loan qualifies as an Eligible Substitute Mortgage Loan.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certification referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the applicable Seller, the Depositor, the Securities Administrator, the Master Servicer and the Servicer.  Such notification shall be in the form of an exception report.

The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans and the other Transferred Assets, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor.  In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and the Depositor does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor’s right, title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, the other Transferred Assets and the proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law.

Section 2.03.

Repurchase or Substitution of Mortgage Loans.

(a)

Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Trustee or the Custodian of (i) any materially defective document in, or that, a document is missing from, a Mortgage File which defect or missing document prevents or materially delays the Trust from (A) realizing against the related Mortgaged Property through foreclosure or similar loss mitigation activity or (B) processing any title claim under the related title insurance policy (unless the applicable Seller provides appropriate recourse under a representation and warranty in the Mortgage Loan Purchase Agreement relating to good title) or (ii) the breach by a Seller of any representation or warranty under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interest therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, to the applicable Seller and to American General Finance Corporation of such defect, missing document or breach.  The Custodian shall give such notice in the form of an exception report.  Upon receipt of any such notice, in the case of a defective or missing document, the Trustee shall promptly request that the applicable Seller cure such defect or deliver such missing document within 120 days from the date such Seller was notified of such missing document or defect or, in the case of a breach of a representation or warranty, request the applicable Seller cure such breach within 90 days from the date such Seller was notified of such breach.  If the applicable Seller does not deliver such missing document or cure such defect or if such Seller does not cure such breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce such Seller’s obligation under the Mortgage Loan Purchase Agreement and cause such Seller to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on the last Business Day of the calendar month in which such period expires (subject to Section 2.03(d)).  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Master Servicer Custodial Account, and the Custodian on behalf of the Trustee, upon receipt of written notice from the Master Servicer of such deposit and a Request for Release from the Servicer, shall release, to the applicable Seller the related Mortgage File, and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the applicable Seller shall furnish to it and as shall be necessary to vest in such Seller any Mortgage Loan released pursuant hereto and neither the Trustee nor the Custodian shall have any further responsibility with regard to such Mortgage Loan.  In lieu of repurchasing any such Mortgage Loan as provided above, the related Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Defective Mortgage Loan) and substitute one or more Eligible Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).  Pursuant to the Mortgage Loan Purchase Agreement, to the extent a Seller fails to repurchase or substitute for a Mortgage Loan as required by the Mortgage Loan Purchase

Agreement, American General Finance Corporation is obligated to repurchase or substitute a similar Mortgage Loan for such Defective Mortgage Loan.  In addition, if the Trustee receives written notice from the Depositor, the Master Servicer, the Securities Administrator or the Servicer of a breach of a representation with respect to a Mortgage Loan set forth in Section 6.01(d) or (w) of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the applicable Seller or American General Finance Corporation for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the “Reimbursement Amount”).

It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement shall survive the transfer and assignment of the Mortgage Loans to the Trust and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.  It is understood and agreed that the obligations of the Sellers (and, if applicable, American General Finance Corporation) set forth in this Section 2.03(a) to cure, substitute or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement and to pay the Reimbursement Amount constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

The representations and warranties of the Sellers with respect to the Mortgage Loan Purchase Agreement, which have been assigned to the Trustee hereunder, were made as of the dates specified in the Mortgage Loan Purchase Agreement.  It is hereby acknowledged that the Depositor shall have no obligation or liability with respect to any materially defective document in, or that, a document is missing from, a Mortgage File or breach of any representation or warranty with respect to the Mortgage Loans under any circumstances.

(b)

Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

(c)

Any substitution of Eligible Substitute Mortgage Loans by a Seller for Defective Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the last Business Day that is within two years after the Closing Date.  As to any Defective Mortgage Loan for which a Seller substitutes an Eligible Substitute Mortgage Loan or Loans, such substitution shall be effected by such Seller, delivering to the Custodian on behalf of the Trustee for such Eligible Substitute Mortgage Loan or Loans, the documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officer’s Certificate of such Seller providing that each such Eligible Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution.  The Custodian on behalf of the Trustee shall acknowledge receipt for such Eligible Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Servicer, the Master Servicer, the Securities Administrator and the Depositor, with respect to such Eligible Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit F, with any applicable exceptions noted on the exception report attached to the certification.  Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the related Seller.  For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Defective Mortgage Loan in the Collection Period preceding the date of substitution and the related Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Defective Mortgage Loan.  The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Defective Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee, the Master Servicer, the Securities Administrator and the Servicer.  Upon such substitution, such Eligible Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by a Seller, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement as of the date of substitution.

For any month in which a Seller or American General Finance Corporation substitutes one or more Eligible Substitute Mortgage Loans for one or more Defective Mortgage Loans, the Servicer will determine the amount (the “Substitution Adjustment Amount”), if any, by which the aggregate Purchase Price of all such Defective Mortgage Loans exceeds the aggregate, as to each such Eligible Substitute Mortgage Loan, of the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Net Mortgage Interest Rate.  On the date of such substitution, the applicable Seller will deliver or cause to be delivered to the Master Servicer for deposit in the Master Servicer Custodial Account an amount equal to the Substitution Adjustment Amount, if any, and the Custodian on behalf of the Trustee, upon receipt of the related Eligible Substitute Mortgage Loan or Loans and notice by the Master Servicer of such deposit, shall release to the applicable Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the applicable Seller shall deliver to it and as shall be necessary to vest therein any Defective Mortgage Loan released pursuant hereto.

In addition, the applicable Seller shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution will not cause (a) any United States federal income tax to be imposed on the Trust Fund, including without limitation, any United States federal income tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any Trust REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  If such Opinion of Counsel cannot be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(d)

Upon discovery by a Seller, the Servicer, the Master Servicer, the Securities Administrator or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the applicable Seller shall repurchase or, subject to the limitations set forth in Section 2.03(c), such Seller may substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a).  The Trustee shall reconvey to the applicable Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

Section 2.04.

Representations and Warranties of the Depositor.

The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Servicer, the Interim Subservicer, the Master Servicer, the Securities Administrator and the Custodian, as of the Closing Date, as follows:

(i)

This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Sellers) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

As of the Closing Date, the Depositor has transferred all right, title interest in the Mortgage Loans to the Trustee on behalf of the Trust;

(iv)

The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

(v)

The Depositor has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

(vi)

The Depositor is not in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

(vii)

The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of formation or operating agreement of the Depositor or, to the best of the Depositor’s knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement); and

(viii)

To the best of the Depositor’s knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

The representations and warranties made pursuant to this Section 2.04 shall survive delivery of the respective Mortgage Files to the Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.05.

Representations, Warranties and Covenants of the Servicer.

The Servicer represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Depositor, the Interim Subservicer, the Master Servicer, the Securities Administrator and the Custodian, as of the Closing Date, as follows:

(i)

Organization and Good Standing of the Servicer.  It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of its formation and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and when this Agreement has been executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity).

(ii)

Due Qualification.  The Servicer is duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Mortgage File relating to any Mortgage Loan unenforceable by it, the Depositor or the Trustee and would have a material adverse effect on its business, properties, assets or condition (financial or other) or has appointed the Interim Subservicer or SPS as subservicer such that the Servicer’s failure to be duly qualified to do business, to be in good standing as a foreign corporation or to have obtained all necessary licenses and approvals would not render any Mortgage File relating to any Mortgage Loan unenforceable by the Interim Subservicer or SPS as subservicer, the Depositor or the Trustee and would not have a material adverse effect on its business, properties, assets or condition (financial or other).

(iii)

Due Authorization.  The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto or thereto and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on the part of the Servicer.

(iv)

No Conflict.  The Servicer’s execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the formation documents of the Servicer, or constitute (with or without notice or lapse of time or both) a material default under, any contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

(v)

Governmental Authorization.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Servicer of this Agreement to which it is a party and the performance of its obligations hereunder and thereunder other than those authorizations and approvals that have been obtained and those notices and filings that have been made.

(vi)

No Proceedings.  There are no proceedings or investigations pending or, to the best of the Servicer’s knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or  (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforcement of this Agreement.

(vii)

All Consents.  All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Servicer in connection with the execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement have been obtained.

(viii)

Fannie Mae/Freddie Mac/HUD Approvals.  The Servicer is an approved servicer of conventional mortgage loans for Fannie Mae and Freddie Mac and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

The representations and warranties made pursuant to this Section 2.05 shall survive delivery of the respective Mortgage Files to the Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.06.

Representations, Warranties and Covenants of the Master Servicer.

The Master Servicer represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Depositor, the Interim Subservicer, the Servicer, the Securities Administrator and the Custodian, as of the Closing Date, as follows:

(i)

Organization and Good Standing of the Master Servicer.  The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer.  The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.  This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to applicable law and except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

(ii)

All Consents.  No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)

No Conflict.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the articles of association or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

(iv)

No Proceedings.  There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

The representations and warranties made pursuant to this Section 2.06 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.07.

Issuance of Certificates.

The Trustee hereby (i) acknowledges the assignment to it of the Mortgage Loans, (ii) acknowledges the assignment to it of all other assets included in the Trust Fund and (iii) acknowledges the issuance of, and hereby declares that it holds the Lower Tier Regular Interests on behalf of the Upper Tier REMIC and the Certificateholders.  Concurrently with such assignment and delivery and in exchange therefor, the Securities Administrator, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class CE, Class P and Class  R Certificates) in minimum dollar denominations of $100,000 and integral dollar multiples of $1 in excess.  The Class CE, Class P and Class R Certificates are issuable only as single certificates.

The Depositor hereby designates the Upper Tier Regular Interests as “regular interests” and the Class UR Interest as the single class of “residual interest” in the Upper Tier REMIC for purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Lower Tier Regular Interests as “regular interests” and the Class LR Interest as the single class of “residual interest” in the Lower Tier REMIC for purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

The Securities Administrator acknowledges the obligation of the Class CE Certificate to pay Cap Carryover Amounts, and declares that it holds any such Cap Carryover Amounts in the Class CE Grantor Trust Subaccount as assets of the Class CE Grantor Trust on behalf of the Holders of the Offered Certificates and the Class B Certificates, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts from the Class CE Grantor Trust.  The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

Section 2.08.

Execution and Delivery of Certificates.

The Securities Administrator has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, together with all other assets included in the definition of “Trust Fund,” receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

The Depositor hereby directs the Securities Administrator to execute on behalf of the Trust Fund any letters of representation and related riders required by the Depository with respect to the Book-Entry Certificates.

ARTICLE III

ADMINISTRATION AND SERVICING
OF THE TRUST FUND

Section 3.01.

Master Servicing and Servicing of the Mortgage Loans; Subservicing.

(a)

For and on behalf of the Certificateholders, the Master Servicer shall monitor the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do or cause to be done any and all things which it may deem necessary or desirable in connection with such master servicing and administration; provided, however, the Master Servicer shall have no obligation to monitor the Servicer’s compliance with, or the Servicer’s actions or inactions under, the Delegated Authority Guidelines, including the Servicer’s loss mitigation activities with regard to Delinquent and defaulted Mortgage Loans, and any Realized Losses and expenses associated therewith.  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall enforce the obligations of the Servicer under the Delegated Authority Guidelines only to the extent the Master Servicer receives (i) written notice of any instance of non-compliance by the Servicer under the terms of the Delegated Authority Guidelines and (ii) the most recent version of the Delegated Authority Guidelines.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall consult with the Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the obligation of the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement.  The Master Servicer shall independently monitor the Servicer’s servicing activities with respect to each Mortgage Loan, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and shall have no obligation to confirm or verify) and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, prepare the Master Servicer’s Certificate and any other information and statements required hereunder.  The Master Servicer shall reconcile the results of its Mortgage

Loan monitoring with the actual remittances of the Servicer to the Master Servicer Custodial Account pursuant to this Agreement.

Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of the Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the Servicer.  In addition, any information about any of the Mortgage Loans acquired or obtained by Wells Fargo Bank, N.A. in any other capacity under this Agreement shall not be attributable to the Master Servicer unless communication of that information to the Master Servicer is an express duty of such person under this Agreement.

The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

In the event the Master Servicer receives written notice of any instance of non-compliance by the Servicer under the terms of the Delegated Authority Guidelines, or the Master Servicer has knowledge of any other instance of non-compliance by the Servicer with its duties under this Agreement, the Master Servicer shall be responsible for reporting any such non-compliance by the Servicer to the Interim Subservicer, the Back-up Servicer, the Servicer, the Trustee, the Securities Administrator and the Depositor.  In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer (or similar document signed by an officer of the Servicer), and the Servicer’s annual statement of compliance and accountant’s report required under Sections 3.15 and 3.16, respectively, with regard to the Servicer’s compliance with the terms of this Agreement.  In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities Administrator, the Servicer, the Interim Subservicer, the Back-up Servicer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event of a Servicer Event of Default, act in accordance with Sections 7.01 and 7.05.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the Mortgage Loans.  The Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

To the extent that the costs and expenses incurred by the Master Servicer or the Trustee, as the case may be, in connection with any alleged or actual Servicer Event of Default, the termination of the Servicer, any appointment of a successor servicer and/or any transfer and assumption of servicing by the Master Servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual Servicer Event of Default, the evaluation of potential termination and/or the actual termination of the Servicer and (ii) all Servicing Transfer Costs), are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Trustee, as the case may be, shall be entitled to reimbursement of such Servicing Transfer Costs from the Master Servicer Custodial Account; provided, however, that if such Servicing Transfer Costs are ultimately reimbursed by the terminated Servicer to the Master Servicer or the Trustee, as applicable, after the Master Servicer has withdrawn such amounts from the Master Servicer Custodial Account then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

If the Master Servicer or another successor Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces and, as successor Servicer, it will not be accountable or liable for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the predecessor Servicer.

The Master Servicer shall indemnify the Depositor, the Trustee, the Servicer, the Interim Subservicer, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer’s obligation set forth in this Section 3.01(a) or the failure of the Master Servicer to perform any of its obligations under Section 3.15.

(b)

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans in accordance with this Agreement (including the Delegated Authority Guidelines) and Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents, including the Interim Subservicer and SPS as subservicer, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.  In addition, the Interim Subservicer shall service and administer each Mortgage Loan as subservicer for the Servicer until the Servicing Transfer Date for such Mortgage Loan in accordance with this Agreement (including the Delegated Authority Guidelines) and Customary Servicing Procedures and the terms of the Mortgage Notes and Mortgages, shall perform all of the duties, obligations and covenants of the Servicer under this Agreement and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Interim Subservicer may deem necessary or desirable and consistent with the terms of this Agreement.  The Servicer may arrange for the subservicing of any Mortgage Loan it services by a subservicer pursuant to a subservicing agreement or this Agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder.  Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee, the Custodian, the Master Servicer, the

Securities Administrator and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  All actions of each subservicer, including the Interim Subservicer and SPS as subservicer,  shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.  The Servicer shall pay all fees and expenses of any subservicer, including the Interim Subservicer and SPS as subservicer, from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances).  The Interim Subservicing Fee shall be paid to the Interim Subservicer out of the Servicing Fee.  For the avoidance of doubt, the Master Servicer shall have no obligation to monitor any subservicer (including the Interim Subservicer and SPS as subservicer).

(c)

At the cost and expense of the Servicer, without any right of reimbursement from the Trust Fund, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself.  If the Servicer’s responsibilities and duties under this Agreement are terminated and if requested to do so by the Depositor, the Master Servicer, the Securities Administrator or the Trustee, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer’s own funds without reimbursement from the Trust Fund.

(d)

The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  Except as expressly set forth herein, no subservicer shall be entitled to any indemnification from the Trust Fund.

(e)

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and Servicer alone, and, except as set forth herein, the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee to pay the subservicer’s fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer, including the Interim Subservicer and SPS as subservicer, has received such payment.  The parties to this Agreement acknowledge that the Interim Subservicer shall subservice each Mortgage Loan on behalf of the Servicer until the related Servicing Transfer Date and thereafter as agreed between SPS and the Servicer, SPS shall subservice certain Mortgage Loans.

(f)

The Servicer shall be responsible for making all required Servicing Advances (although the Interim Subservicer and SPS shall directly make all required Servicing Advances with respect to the Mortgage Loans subserviced by the Interim Subservicer or SPS, as the case may be, and SPS shall make all required Monthly Advances with respect to the Mortgage Loans subserviced by it on behalf of the Servicer and the Servicer shall be required to make any such required Advance only if the Interim Subservicer or SPS fails to do so) and shall service and administer the Mortgage Loans in accordance with all applicable laws, rules and regulations and shall provide to the Mortgagors any reports required to be provided to them thereby.  Each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided, however, that none of the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall be held liable for any misuse of any such power of attorney or other documents by the Servicer.  Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the written consent of the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as applicable:  (x) initiate any action, suit or proceeding solely under the name of the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as applicable, without indicating the Servicer’s representative capacity; or (y) take any action with the intent to cause, and that actually causes, the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as applicable, to be registered to do business in any state.  None of the Depositor, the Master Servicer, the Securities Administrator or the Trustee shall be responsible, and the Servicer (from its own funds and without any right of reimbursement from the Trust) shall indemnify the Depositor, the Master Servicer, the Securities Administrator and the Trustee, as applicable, for any action taken by the Servicer pursuant to the application of any power of attorney; provided that the Servicer shall have no obligation to indemnify the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as applicable, for such action to the extent such action was taken pursuant to and in accordance with specific written instructions from the Depositor, the Master Servicer, the Securities Administrator or the Trustee, as applicable, which instructions are not based on the Servicer’s recommendations or proposals.

(g)

With respect to any Mortgage Loan as to which the Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust Fund would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.  The cost of the environmental audit report contemplated by this Section 3.01(g) shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Servicer Custodial Account as provided in Section 3.08(a).  If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer’s right to be reimbursed therefor from the Servicer Custodial Account as provided in Section 3.08(a).

(h)

Notwithstanding anything in this Agreement to the contrary, in the event of a voluntary Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i)(a) the Servicer determines that such waiver is standard and customary in servicing similar mortgage loans, (b) such waiver relates to a default or a reasonably foreseeable default and (c) such waiver would, in the reasonable judgment of such Servicer, maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment or (iii) such waiver is otherwise permitted by the Delegated Authority Guidelines.  If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment in full due to any action or omission of such Servicer, other than as provided above, the Servicer shall, on the date on which the Principal Prepayment in full is remitted to the Master Servicer, deliver to the Master Servicer the Servicer Prepayment Charge Payment Amount with respect to such Mortgage Loan for distribution in accordance with the terms of this Agreement.

(i)

The Servicer shall undertake to defend any claims against the Trust, the Trustee and/or itself by a Mortgagor or otherwise related to the servicing of any Mortgage Loan and shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding such mortgage loans.

Section 3.02.

Delinquency and Default.

(a)

Subject to Section 3.01(g), in the event that any Mortgage Loan is in Early Stage Delinquency, Early Stage Default or Advanced Default, the Servicer shall proceed according to the Delegated Authority Guidelines.  If the portion of any Liquidation Proceeds allocable as a recovery of interest on any Mortgage Loan is less than the full amount of accrued and unpaid interest on such Mortgage Loan as of the date such proceeds are received, then the applicable

Servicing Fees with respect to such Mortgage Loan shall be paid first and any amounts remaining thereafter shall be deposited into the Servicer Custodial Account.

(b)

Consistent with the terms of this Agreement, the Servicer may pursue loss mitigation activities as set forth in the Delegated Authority Guidelines.  Without limiting the generality of the foregoing and provided such action is in accordance with the Delegated Authority Guidelines, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered when the Servicer believes it appropriate and reasonable in its best judgment, to execute and deliver, on behalf of itself and the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Certificateholders, all instruments of satisfaction or cancellation, or of partial or full release, discharge, sale and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Certificateholders pursuant to the provisions of Sections 3.02 and 3.11.

(c)

The Servicer shall deliver to the Custodian on behalf of the Trustee the original documents evidencing an assumption, Servicer Modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

(d)

Notwithstanding anything to the contrary herein or under the Delegated Authority Guidelines, no modification, sale, refinancing, foreclosure or similar action shall be permitted in respect of any Mortgage Loan unless such Mortgage Loan is in default or such default is, in the judgment of the Servicer or Interim Subservicer, reasonably foreseeable within the meaning of the REMIC Provisions.

Section 3.03.

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable.

Section 3.04.

Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee.  None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and none of the Securities Administrator, the Trustee or the Depositor shall be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

Section 3.05.

[RESERVED].

Section 3.06.

Servicer Custodial Account, Master Servicer Custodial Account, Distribution Account; Exchangeable Certificates Grantor Trust Account; Interim Subservicer Custodial Account and Class P Account.

(a)

The Servicer shall establish and maintain the Servicer Custodial Account which shall be entitled “Servicer Custodial Account, PennyMac Loan Services, LLC, as Servicer under the Pooling and Servicing Agreement, dated July 30, 2009, among Third Street Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, PennyMac Loan Services, LLC, as Servicer, MorEquity, Inc., as Interim Subservicer, SPS, as Back-up Servicer, U.S. Bank National Association, as Trustee, and The Bank of New York Mellon Trust Company, N.A., as Custodian, in trust for registered Holders of American General Mortgage Loan Trust 2009-1, Mortgage Pass-Through Certificates, Series 2009-1,” which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders and all references herein to a Servicer Custodial Account shall be deemed to be references to such segregated account.

The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, within two Business Days of receipt (except as otherwise specifically provided herein), the following payments and collections received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

(iii)

all Liquidation Proceeds (net of any fees or other compensation specifically permitted herein) and any Subsequent Recoveries;

(iv)

any amount required to be deposited by the Servicer pursuant to this Section 3.06 in connection with any losses on Eligible Investments with respect to the Servicer Custodial Account;

(v)

any amounts relating to REO Property required to be remitted pursuant to Section 3.11;

(vi)

Monthly Advances made by or on behalf of the Servicer;

(vii)

all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer pursuant to Section 3.01(h) in connection with any such Principal Prepayment; and

(viii)

any other amounts required to be deposited hereunder.

If the Servicer shall remit any amount not required to be remitted, it may at any time withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding.  All funds required to be deposited in the Servicer Custodial Account shall be held by the Servicer in trust for the Certificateholders until remitted to the Master Servicer in accordance with this Section 3.06 hereof or withdrawn in accordance with Section 3.08.

Each institution at which the Servicer Custodial Account is maintained shall invest the funds therein if directed in writing by the Servicer in Eligible Investments, which shall mature not later than the Business Day prior to the next Servicer Remittance Date and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All Servicer Custodial Account Reinvestment Income shall be for the benefit of the Servicer as additional compensation and the amount of any losses realized in the Servicer Custodial Account in respect of any such Eligible Investments shall promptly be deposited by the Servicer from its own funds to the Servicer Custodial Account.

The Servicer shall deliver to the Master Servicer in immediately available funds for deposit in the Master Servicer Custodial Account by 2:00 p.m. New York time on each Servicer Remittance Date, all amounts on deposit in the Servicer Custodial Account with respect to the related Collection Period and Prepayment Period.  Any remittance received from the Servicer after 2:00 p.m. New York time on the Servicer Remittance Date shall be deemed received on the next Business Day.

With respect to any amount required to be delivered by the Servicer to the Master Servicer pursuant to the immediately preceding paragraph that is received by the Master Servicer after the applicable Servicer Remittance Date, unless such late amount is the direct result of the Master Servicer’s failure to timely remit funds to the Servicer Custodial Account from the Interim Subservicer Custodial Account on behalf of the Interim Subservicer, the Servicer shall pay to the Master Servicer interest on any such late amount at an annual rate equal to The Wall Street Journal Prime Rate as of such applicable Servicer Remittance Date (but in no event greater than the maximum amount permitted by applicable law).  Such interest shall be deposited in the Servicer Custodial Account by the Servicer and paid to the Master Servicer on the date that eventual payment of such late amount is made and shall cover the period commencing on the day following the applicable Servicer Remittance Date and ending on the Business Day on which such payment is made, both inclusive.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Servicer Event of Default.

(b)

The Master Servicer shall establish and maintain the Master Servicer Custodial Account, which may be deemed to be a sub-account of the Distribution Account for so long as the Master Servicer and the Securities Administrator are the same Person.  The Master Servicer shall, promptly upon receipt or as otherwise required, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master Servicer Custodial Account by the Master Servicer.

The Master Servicer shall deposit or cause to be deposited into the Master Servicer Custodial Account, on the same Business Day of receipt (except as otherwise specifically provided herein), the following payments and collections remitted by the Servicer, a Seller or

American General Finance Corporation or received by the Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

(iii)

all Liquidation Proceeds (net of any fees or other compensation specifically permitted herein) and any Subsequent Recoveries;

(iv)

any amount required to be deposited by the Master Servicer pursuant to this Section 3.06 in connection with any losses on Eligible Investments with respect to the Master Servicer Custodial Account and any amounts received from the Servicer relating to losses on Eligible Investments with respect to the Servicer Custodial Account;

(v)

any amounts relating to REO Property required to be remitted by the Servicer;

(vi)

Monthly Advances made by or on behalf of the Servicer and any Compensating Interest paid by the Servicer;

(vii)

all Purchase Prices, Reimbursement Amounts and Substitution Adjustment Amounts paid by a Seller or American General Finance Corporation;

(viii)

all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer in connection with any such Principal Prepayment; and

(ix)

any other amounts required to be deposited hereunder.

If the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding.  All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until remitted to the Securities Administrator in accordance with this Section 3.06 hereof or withdrawn in accordance with Section 3.08.

Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Eligible Investments, which shall mature not later than the Business Day prior to the next Distribution Date (except that if such Eligible Investment is an obligation of, or managed or advised by, the institution that maintains such account, then such Eligible Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to their maturity.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All Master Servicer Custodial Account Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein.  The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

(c)

The Securities Administrator will establish and maintain the Distribution Account into which the Master Servicer will deposit on or prior to 11:00 A.M. New York time on each Distribution Date (or, if the Securities Administrator is no longer the same Person as, or an Affiliate of, the Master Servicer, the Business Day preceding each Distribution Date), all amounts on deposit in the Master Servicer Custodial Account for distribution to Certificateholders.  The Securities Administrator shall also deposit in the Distribution Account the Termination Price upon receipt from the Interim Subservicer or the Servicer, as the case may be.  The Securities Administrator hereby designates each of the Lower Tier Distribution Subaccount, the Upper Tier Distribution Subaccount, the Class CE Grantor Trust Subaccount and the Exchangeable Certificates Grantor Trust Subaccount as a sub-account of the Distribution Account.  On each Distribution Date, the Securities Administrator shall (A) from funds available on deposit in the Distribution Account, be deemed to deposit into the Lower Tier Distribution Subaccount, all funds deemed on deposit in the Distribution Account and (B) immediately thereafter, be deemed to deposit into the Upper Tier Distribution Subaccount, the Lower Tier Distribution Amount.  On each Distribution Date, funds on deposit in the Distribution Account and deemed to be on deposit in the Upper Tier Distribution Subaccount shall be used to make payments on the Upper Tier Interests as provided in Sections 4.01 and 4.02.

Each institution at which the Distribution Account is maintained shall invest the funds therein as directed in writing by the Securities Administrator in Eligible Investments, which shall mature not later than the Business Day prior to the next Distribution Date (except that if such Eligible Investment is an obligation of, or managed or advised by, the institution that maintains such account, then such Eligible Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to their maturity.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All Securities Administrator Distribution Account Reinvestment Income shall be for the benefit of the Securities Administrator as part of its compensation and shall be remitted to the Securities Administrator monthly as provided herein.  The amount of any losses realized in the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Securities Administrator from its own funds in the Distribution Account.  Funds in the Class CE Grantor Trust Subaccount and the Exchangeable Certificates Grantor Trust Subaccount shall be held uninvested.

(d)

The Servicer shall give notice to the Depositor, the Master Servicer, the Securities Administrator and the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days after and not more than 45 days prior to any change thereof.  The Master Servicer shall give notice to the Depositor, the Servicer, the Securities Administrator and the Trustee of any proposed change of the location of the Master Servicer Custodial Account maintained by the Master Servicer not later than 30 days after and not more than 45 days prior to any change thereof.  The Securities Administrator shall give notice to the Depositor, the Master Servicer, the Servicer and the Trustee of any proposed change of the location of the Distribution Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof.

(e)

On each Distribution Date as to which there is a Cap Carryover Amount payable to the Certificates (other than the Exchangeable, Class CE, Class P and Class R Certificates), the Securities Administrator has been directed by the Holders of the Class CE Certificates to, and therefore will, deposit into the Class CE Grantor Trust Subaccount the amounts described in Section 4.02(a)(i) and (iii), rather than distributing such amounts to the Holders of the Class CE Certificates.  For federal and state income tax purposes, the Holders of the Class CE Certificates will be deemed to be the owners of the Class CE Grantor Trust Subaccount, which will be an asset of the Class CE Grantor Trust as provided in Section 9.04 and all amounts deposited into the Class CE Grantor Trust Subaccount shall be treated as amounts distributed by the Upper Tier REMIC with respect to the Class CE Upper Tier Regular Interest.  Upon a termination of the Trust pursuant to Section 10.01 or the payment in full of the Certificates, all amounts remaining on deposit in the Class CE Grantor Trust Subaccount will be released by the Trust Fund and distributed to the Holders of the Class CE Certificates or their designees.  For federal and state tax return and information reporting purposes, the right of the Holders of the Offered Certificates (other than the Exchangeable Certificates) and the Class B Certificates to receive payments of Cap Carryover Amounts shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.  The Class CE Grantor Trust Subaccount will be part of the Trust Fund but not part of any Trust REMIC and any payments to the Holders of the Offered Certificates (other than the Exchangeable Certificates) and Class B Certificates of Cap Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  The Class CE Grantor Trust Subaccount is an “outside reserve fund” within the meaning of Treasury regulation § 1.860G-2(h).

By accepting a Class CE Certificate, each Holder of a Class CE Certificate hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Class CE Grantor Trust Subaccount the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount rather than distributing such amounts to the Holders of the Class CE Certificates.  By accepting a Class CE Certificate, each Holder of a Class CE Certificate further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.  Amounts held in the Class CE Grantor Trust Subaccount shall be held uninvested.

(f)

The Interim Subservicer shall establish with the Master Servicer the Interim Subservicer Custodial Account which shall be entitled “Interim Subservicer Custodial Account, MorEquity, Inc., as Interim Subservicer under the Pooling and Servicing Agreement, dated July 30, 2009, among Third Street Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, PennyMac Loan Services, LLC, as Servicer, MorEquity, Inc., as Interim Subservicer, SPS, as Back-up Servicer, U.S. Bank National Association, as Trustee, and The Bank of New York Mellon Trust Company, N.A., as Custodian, in trust for registered Holders of American General Mortgage Loan Trust 2009-1, Mortgage Pass-Through Certificates, Series 2009-1,” which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders and all references herein to an Interim Subservicer Custodial Account shall be deemed to be references to such segregated account.

The Interim Subservicer shall deposit or cause to be deposited into the Interim Subservicer Custodial Account, within two Business Days of receipt (except as otherwise specifically provided herein), the following payments and collections received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans (net of the related Interim Subservicing Fee);

(iii)

all Liquidation Proceeds (net of any fees or other compensation specifically permitted herein) and any Subsequent Recoveries;

(iv)

any amount required to be deposited by the Interim Subservicer pursuant to Section 3.06 in connection with any losses on Eligible Investments with respect to the Interim Subservicer Custodial Account;

(v)

any amounts relating to REO Property required to be remitted pursuant to Section 3.11;

(vi)

all Prepayment Charges collected by the Interim Subservicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and the amount of any Servicer Prepayment Charge Payment Amount required to be paid by the Servicer as a result of a waiver of a Prepayment Charge by the Interim Subservicer not otherwise permitted by Section 3.01(h); and

(vii)

any other amounts required to be deposited hereunder.

The Interim Subservicer may withdraw from the Interim Subservicer Custodial Account to pay itself (to the extent not previously retained by it), the Interim Subservicing Fee to which the Interim Subservicer is entitled pursuant to this Agreement. If the Interim Subservicer shall remit any amount not required to be remitted, it may at any time withdraw such amount from the Interim Subservicer Custodial Account, any provision herein to the contrary notwithstanding.  All funds required to be deposited in the Interim Subservicer Custodial Account shall be held by the Interim Subservicer in trust for the Certificateholders until remitted to the Servicer in accordance with this Section 3.06 hereof.

Each institution at which the Interim Subservicer Custodial Account is maintained shall invest the funds therein if directed in writing by the Interim Subservicer in Eligible Investments, which shall mature not later than the Business Day prior to the next Servicer Remittance Date and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gains net of any losses from Eligible Investments of funds in the Interim Subservicer Custodial Account shall be for the benefit of the Interim Subservicer as additional compensation and the amount of any losses realized in the Interim Subservicer Custodial Account in respect of any such Eligible Investments shall promptly be deposited by the Interim Subservicer from its own funds to the Interim Subservicer Custodial Account.

The Interim Subservicer hereby instructs the Master Servicer to deliver to the Servicer by 2:00 p.m. New York time on the Business Day prior to each Servicer Remittance Date in immediately available funds all amounts on deposit in the Interim Subservicer Custodial Account that are required to be deposited in the Servicer Custodial Account (less any reimbursed Servicing Advances and the Interim Subservicing Fee for each Mortgage Loan) for deposit to the Servicer Custodial Account.

(g)

The Securities Administrator shall establish and maintain the Class P Account, which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders.

The Depositor shall deposit or cause to be deposited $100 into the Class P Account on the Closing Date, to be held therein until such amount is distributed by the Securities Administrator to the holders of the Class P Certificates pursuant to Section 4.02(a)(vii).  Such amount shall remain uninvested.

Section 3.07.

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

(a)

To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more escrow accounts (collectively, the “Escrow Account”) which shall be entitled “Escrow Account, PennyMac Loan Services, LLC, as Servicer under the Pooling and Servicing Agreement, dated July 30, 2009, among Third Street Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, PennyMac Loan Services, LLC, as Servicer, MorEquity, Inc., as Interim Subservicer, SPS, as Back-up Servicer, U.S. Bank National Association, as Trustee, and The Bank of New York Mellon Trust Company, N.A., as Custodian, in trust for registered Holders of American General Mortgage Loan Trust 2009-1, Mortgage Pass-Through Certificates, Series 2009-1,” which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders and all references herein to an Escrow Account shall be deemed to be references to such segregated account.  Nothing herein shall require the Servicer to establish an Escrow Account in violation of applicable law.  Notwithstanding anything to the contrary hereunder, the Interim Subservicer shall be permitted to use its existing escrow accounts.

(b)

The Servicer shall deposit in the Escrow Account within two Business Days of receipt, and retain therein:  (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (b) all amounts representing proceeds of any Insurance Policy which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only in accordance with this Section 3.07.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

(c)

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies, fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Sections 3.07, 3.08(a)(ii) and 3.08(a)(iii).

(d)

Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer for any Servicing Advance made by Servicer pursuant to Section 3.01 hereof with respect to a related Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

Section 3.08.

Permitted Withdrawals from the Servicer Custodial Account, the Master Servicer Custodial Account and the Distribution Account.

(a)

The Servicer may from time to time make withdrawals from the Servicer Custodial Account for the following purposes:

(i)

to pay to the Servicer (to the extent not previously retained by it), the Servicing Fee to which the Servicer is entitled pursuant to this Agreement and to pay itself any Servicer Custodial Account Reinvestment Income;

(ii)

to reimburse itself or any subservicer for any unreimbursed Servicing Advances or Monthly Advances, the Servicer’s right to reimburse itself or any subservicer pursuant to this clause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan (unless the Mortgage Loan was subject to a Servicer Modification during the related Prepayment Period, in which case the Servicer may reimburse itself or any subservicer for all unreimbursed Servicing Advances and Monthly Advances with respect to such Mortgage Loan from funds on deposit in the Servicer Custodial Account);

(iii)

to reimburse itself or any subservicer for Nonrecoverable Advances (as certified by the Servicer to the Depositor, the Master Servicer and the Securities Administrator in an Officer’s Certificate);

(iv)

to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.01 and 2.03, all amounts received thereon after the date of such purchase;

(v)

to reimburse itself for losses, liabilities and expenses incurred by it and reimbursable pursuant to this Agreement, including but not limited to, Section 3.18;

(vi)

to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein; and

(vii)

to clear and terminate the Servicer Custodial Account upon termination of the Agreement pursuant to Section 10.01.

Upon request, the Servicer will provide the Depositor, the Master Servicer and the Securities Administrator with copies of invoices or other documentation relating to Servicing Advances that have been reimbursed from the Servicer Custodial Account.

(b)

The Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

(i)

to pay to the Servicer (to the extent not previously retained by it), the Servicing Fee to which it is entitled pursuant to this Agreement and to pay itself any Master Servicer Custodial Account Reinvestment Income;

(ii)

to pay the Securities Administrator, the Trustee and the Custodian any amounts due to the Securities Administrator, the Trustee and the Custodian under this Agreement (including, without limitation, all amounts provided for under Sections 3.01(a), 3.18(b) and 8.05;

(iii)

to reimburse the Servicer for any unreimbursed Servicing Advances or Monthly Advances, such right to reimbursement pursuant to this clause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds and such other amounts as may be collected from the Mortgagor or otherwise relating to the Mortgage Loan (unless the Mortgage Loan was subject to a Servicer Modification during the related Prepayment Period, in which case the Master Servicer may reimburse the Servicer for all unreimbursed Servicing Advances and Monthly Advances with respect to such Mortgage Loan from funds on deposit in the Master Servicer Custodial Account);

(iv)

to reimburse the Servicer for Nonrecoverable Advances (as certified by the Servicer to the Depositor, the Master Servicer and the Securities Administrator in an Officer’s Certificate);

(v)

to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.01 and 2.03, all amounts received thereon after the date of such purchase;

(vi)

to reimburse itself and the Depositor for losses, liabilities and expenses incurred by any of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.18;

(vii)

to withdraw any amount deposited in the Master Servicer Custodial Account and not required to be deposited therein; and

(viii)

to clear and terminate the Master Servicer Custodial Account upon termination of the Agreement pursuant to Section 10.01.

(c)

The Securities Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement.

Section 3.09.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer generally acceptable to prudent mortgage lending institutions in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the Stated Principal Balance owing on the Mortgage Loan (or, in the case of an REO Property, the fair market value of such REO Property) and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy.  If required by the National Flood Insurance Act of 1968 or the Flood Disaster Prevention Act of 1973, as amended, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the Federal Insurance Administration, in an amount representing coverage not less than the least of (A) the replacement value of the improvements that are part of the Mortgaged Property, (B) the Stated Principal Balance of the Mortgage Loan or (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968 or the Flood Disaster Prevention Act of 1973, as amended. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.08.  It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Any cost incurred by the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the

Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Servicer pursuant to Section 3.08.  All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either its insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are licensed to do business in the state wherein the property subject to the policy is located.

The Servicer shall be permitted to maintain a blanket insurance policy in sufficient amounts to cover any uninsured loss due to any gap in Mortgagor provided coverage.  In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from flood, fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to the immediately preceding paragraph and otherwise complies with all other requirements of the immediately preceding paragraph, it shall conclusively be deemed to have satisfied its obligations as set forth in this Section 3.09.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Servicer Custodial Account subject to withdrawal pursuant to Section 3.08.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the immediately preceding paragraph, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Servicer Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor (and such amount shall be deemed to be Insurance Proceeds).

Section 3.10.

Fidelity Bond; Errors and Omissions Insurance.

(a)

The Servicer shall maintain, at its own expense, a blanket fidelity bond and errors and omissions insurance, either in the form of a policy with an insurer or as part of a self-insurance program with its subsidiaries and Affiliates, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  The Servicer shall furnish to the Master Servicer, upon request, copies of any fidelity bond or errors and omissions insurance.  These policies or program must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer’s personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns.  The fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.

(b)

The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and errors and omissions insurance, either in the form of a policy with an insurer or as part of a self-insurance program with its subsidiaries and Affiliates, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  These policies or program must insure the Master Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Master Servicer’s personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns.  No provision of this Section 3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement.

Section 3.11.

REO Property.

(a)

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders.  The Servicer shall (i) cause the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO Property references this Agreement.  The Servicer shall sell any REO Property as expeditiously as possible and in accordance with Customary Servicing Procedures.  Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve such REO Property in the manner and to the extent required by this Agreement, subject to the REMIC Provisions.

(b)

The Servicer shall deposit all REO Proceeds in the Servicer Custodial Account.  With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

(c)

The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and Servicing Advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Monthly Advances or Servicing Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any REO Proceeds.

(d)

The Net Liquidation Proceeds from the final disposition of the REO Property  shall be deposited in the Servicer Custodial Account within two Business Days of receipt.  Any disposition of REO Property shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not result in an Adverse REMIC Event).

(e)

In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third taxable year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or the end of such other period as may be identified in the REMIC Provisions as the maximum time during which such REO Property continues to constitute “foreclosure property” under the REMIC Provisions) unless the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Fund may continue to hold such REO Property for the period of such extension.  Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any Trust REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

Section 3.12.

Due-on-Sale Clauses; Assumption and Substitution Agreements.

The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that the Servicer shall permit an assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  In connection with any assumption, the outstanding principal amount, the Monthly Payment and the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan will not be increased or decreased.  If an assumption is allowed pursuant to this Section 3.12, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

Section 3.13.

Custodian to Cooperate; Release of Files.

(a)

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release substantially in the form of Exhibit E hereto or in electronic format acceptable to the Custodian and the Servicer.  Upon receipt of such request, the Custodian shall within three Business Days release the related Mortgage File to the Servicer.  The Trustee shall at the Servicer’s written direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon.  If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the

Mortgage on the records of MERS.  Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

(b)

From time to time and as shall be appropriate for the master servicing, servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian shall, upon delivery to it of a Request for Release substantially in the form of Exhibit E hereto signed by a Servicing Officer or a Master Servicing Officer, release the Mortgage File within three Business Days to the Servicer or Master Servicer, as applicable.  Subject to the further limitations set forth below, the Servicer or Master Servicer, as applicable, shall cause the Mortgage Files so released to be returned to the place where the related Mortgage File was being maintained when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Custodian a Request for Release substantially in the form of Exhibit E hereto, signed by a Servicing Officer.

(c)

If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, and shall direct the Trustee to execute and deliver for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

(d)

The Servicer may provide an electronic transmission for release of documents in an electronic format mutually agreed upon by the Servicer and the Custodian (a “Paperless Release Request”).  The Servicer agrees to maintain and control access to electronic signature information and assumes liability for any unauthorized use thereof.  The Servicer also agrees to maintain accurate records of electronic transactions related to the Mortgage Files.  The Servicer hereby authorizes Custodian to automatically append the electronic signature of a Servicing Officer to the applicable Paperless Release Request.  The parties hereto agree and acknowledge that the Custodian may rely on any Paperless Release Request.  For purposes of this Agreement the term “electronic signature” is defined as an electronic identifier having the same force and effect as the use of a manual signature by the person designated thereby.

(e)

The Custodian reserves the right to restrict or suspend the Servicer’s access to the Custodian’s computer systems for maintenance or repairs or for any other reason in Custodian’s sole discretion; provided, however, that Custodian shall provide the Servicer reasonable advance notice of such restriction or suspension.

Notwithstanding the foregoing, the Servicer and the Master Servicer are authorized to transmit and the Custodian is authorized to accept signed facsimile or email copies of Requests for Release.

Section 3.14.

Master Servicing and Servicing Compensation.

(a)

As compensation for its services hereunder, the Master Servicer shall be entitled to compensation in the form of the Master Servicer Custodial Account Reinvestment Income.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

(b)

As compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments actually collected with respect to each Mortgage Loan.  Additional servicing compensation in the form of assumption fees, late payment charges, incentive payments payable to the Servicer as provided in the U.S. Treasury’s Home Affordable Modification Program (or other similar mortgage loan modification programs), fees in connection with the successful sale of Bulk Loans (from related Liquidation Proceeds) and other ancillary income shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account.  The Servicer shall also be entitled to any Servicer Custodial Account Reinvestment Income.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

(c)

The Interim Subservicer shall be entitled to: (i) the Interim Subservicing Fee; (ii) all income and gains net of any losses from Eligible Investments of funds in the Interim Subservicer Custodial Account; and (iii) all such additional servicing compensation earned before the related Servicing Transfer Date for a Mortgage Loan to which the Servicer is otherwise entitled pursuant to the preceding paragraph.  The Interim Subservicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

(d)

The Back-up Servicer shall be entitled, for so long as it is acting as Back-up Servicer hererunder, to receive a back-up servicing fee equal to 4.5% of the Servicing Fee that would be payable to the Servicer if the Servicer directly serviced each Mortgage Loan with respect to each Collection Period.  Such fee shall be paid by the Servicer to SPS in immediately available funds to an account to be designated by the Back-up Servicer on the Business Day after the Servicer Remittance Date in the following calendar month.

Section 3.15.

Annual Statement as to Compliance.

On or prior to March 30th of each year, beginning in calendar year 2010, each of the Servicer and the Master Servicer shall deliver to the Master Servicer (in the case of the Servicer) and the Depositor a statement to the effect that (i) an authorized officer of the Servicer or the Master Servicer, as applicable, has reviewed (or a review has been made under its supervision of) such party’s activities under this Agreement during the prior calendar year (or applicable portion thereof) and (ii) to the best of such officers’ knowledge, based on such review, the Servicer or the Master Servicer, as applicable, has fulfilled all of its obligations under this Agreement in all material respects throughout the period covered by the prior calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any respect, a statement of such failure known to such officer and the nature and the status thereof.

Section 3.16.

Annual Independent Certified Public Accountants’ Reports.

On or prior to March 30th of each year, beginning in calendar year 2010, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer and the Depositor to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of either the Uniform Single Attestation Program for Mortgage Bankers or the Securities and Exchange Commission’s Regulation AB, stating such firm’s conclusions relating thereto.

Section 3.17.

Access to Certain Documentation and Information Regarding the Mortgage Loans; Access to Servicing Systems and Data.

The Master Servicer and the Servicer shall provide to regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of such regulators, access to the documentation required by applicable regulations of such regulators with respect to the Mortgage Loans.  In addition, as necessary for the Interim Subservicer’s accounting and reporting requirements, the Servicer shall (i) provide the Interim Subservicer with access to the Servicer’s servicing systems and servicing data and (ii) cooperate with the Interim Subservicer should the Interim Subservicer need to validate such data.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer or the Servicer, as applicable.  Nothing in this Section 3.17 shall limit the obligation of the Master Servicer or the Servicer to observe any applicable law and the failure of the Master Servicer or the Servicer to provide access as provided in this Section 3.17 as a result of such obligation shall not constitute a breach of this Section 3.17.

In addition, each of the Master Servicer and the Servicer shall furnish upon request by the Trustee or the Master Servicer, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the requesting party may require.  Each of the Master Servicer and the Servicer agrees to execute and deliver all such instruments and take all such action as the Trustee from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 3.18.

Liability of Parties; Indemnification.

(a)

Subject to clause (b) below, the Servicer indemnifies and holds the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Subservicer, the Back-up Servicer, the Custodian and the Trust Fund harmless against any and all third party claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Subservicer, the Back-up Servicer, the Custodian and the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties in compliance with this Agreement.  In addition, the Servicer indemnifies and holds the Interim

Subservicer and its Affiliates harmless against any and all third party claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any other costs, fees and expenses that the Interim Subservicer and its Affiliates may sustain as a result of the failure of the Interim Subservicer and its Affiliates to properly account for the Mortgage Loans in accordance with on-balance sheet accounting treatment under accounting principles generally accepted in the United States where such failure was directly due to the material failure of the Servicer to comply with its reporting obligations specified in Section 4.08 hereof.  The Servicer shall immediately notify the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Subservicer, the Back-up Servicer and the Custodian if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Custodian, as applicable) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, Trustee, the Depositor, the Securities Administrator, the Master Servicer, the Interim Subservicer, the Back-up Servicer, the Custodian and/or the Trust Fund in respect of such claim.  The Interim Subservicer indemnifies and holds the Servicer harmless against any amounts that the Servicer may be required to pay pursuant to Section 3.01(f) or this Section 3.18 to the extent such amounts relate to the failure of the Interim Subservicer to perform its duties in compliance with this Agreement.  The provisions of this Section 3.18 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

(b)

None of the parties to this Agreement or any of the directors, officers, employees or agents of such parties shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made by such party herein, or against any specific liability imposed on such party for a breach of its duties in compliance with this Agreement, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties hereunder or by reasons of reckless disregard of its respective obligations or duties hereunder.

Each of the parties to this Agreement and any director, officer, employee or agent of each such party, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder.  Each of the parties to this Agreement and any director, officer, employee or agent of each such party shall be indemnified and held harmless by the Trust Fund against any loss, claim, liability, damage, cost or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, claim, liability, damage, cost or expense incurred in connection with any legal action incurred by reason of its respective willful misfeasance, bad faith, fraud or negligence or a breach of a representation or warranty made by such party hereunder.  In addition, each of the parties hereto and any director, officer, employee or agent of such parties will be indemnified by the Trust Fund and will be held harmless against any loss, claim, liability, damage, cost or expense (including without limitation, any legal fees and expenses and any extraordinary or unanticipated expense, but not including expenses, disbursements and advances incurred or made by such party in the ordinary course of such party’s performance in accordance with the provisions hereof) such party incurs arising out of or in connection with the acceptance or administration of its rights, powers, obligations and duties hereunder, other than any loss, liability or expense (i) that constitutes a specific liability of such party hereunder or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of such party’s duties hereunder or by reason of reckless disregard of such party’s obligations and duties hereunder.  None of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Custodian or the Interim Subservicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Custodian or the Interim Subservicer may in their discretion undertake any action related to their obligations hereunder which they may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust, and such party shall be entitled to be reimbursed therefrom.  Each party’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of such party pursuant to this Agreement with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 3.19.

Monthly Advances.

(a)

On the Business Day immediately preceding each Servicer Remittance Date, the Servicer (and not the Interim Subservicer) shall deposit in the Servicer Custodial Account an amount equal to the aggregate amount of all Monthly Payments which were due on the Mortgage Loans during the applicable Collection Period but not received by the Servicer on or before the related Determination Date (each such advance, a “Monthly Advance”).  A Monthly Advance for a Mortgage Loan subject to the Simple Interest Method shall be deemed to be made on the Due Date for such Mortgage Loan for purposes of determining the allocation of principal and interest thereon.  The Servicer shall pay such Monthly Advance from either (i) its own funds, (ii) from the Servicer Custodial Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Servicer Custodial Account that amounts held for future distribution have been, as permitted by this Section 3.19, used by the Servicer in discharge of any such Monthly Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Monthly Advances to be made by the Servicer with respect to the Mortgage Loans.  Any such funds held for future distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Servicer Custodial Account on or before any future Servicer Remittance Date to the extent that the Available Funds for the related Distribution Date (determined without regard to Monthly Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Certificateholders pursuant to Section 4.01 and Section 4.02 on such Distribution Date if such funds held for future distributions had not been so used to make Monthly Advances.  The Master Servicer will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Master Servicer on such date is less than the Monthly Advances required to be made by the Servicer for the related Servicer Remittance Date, as set forth in the related Remittance Report.

(b)

The obligation of the Servicer (and not the Interim Subservicer) to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (c) below, and, with respect to any Mortgage Loan, shall continue until such Mortgage Loan is paid in full by the Mortgagor or disposed of by the Trust Fund.

(c)

Notwithstanding anything herein to the contrary, (i) the Servicer shall not be required to make any Monthly Advance with respect to any Collection Period following the Collection Period that relates to the Distribution Date on which the Certificate Principal Balance of the Class B-2 Certificates is reduced to zero and (ii) no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Advance.  The determination by a Servicer that it has made a Nonrecoverable Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Depositor, the Securities Administrator and the Master Servicer.  The Master Servicer shall be entitled to conclusively rely upon any such determination by the Servicer.

(d)

The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”), under which (i) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Monthly Advances and/or Servicing Advances made by the Servicer pursuant to this Agreement to another Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person, an “Advance Financing Person”), and/or (2) an Advance Financing Person agrees to fund some or all Monthly Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement.  No consent of the Trustee, Master Servicer, Depositor, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility.  There shall only exist one Advance Facility at any one time.  Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Monthly Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make Monthly Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.  If the Servicer enters into an Advance Facility, and for so long as an Advance Financing Person remains entitled to receive reimbursement for any Monthly Advances and/or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then the Servicer shall remit or cause to be remitted directly to the Advance Financing Person’s designee (which may be the Advance Financing Person; in either case, the “Financing Person’s Designee”) amounts withdrawn by the Servicer from the Servicer Custodial Account or Escrow Account, in either case to reimburse itself for previously unreimbursed Monthly Advances and/or Servicing Advances (“Advance Reimbursement Amounts”).  No rights of set-off by the Trustee or otherwise shall attach to any rights to be reimbursed for Monthly Advances or Servicing Advances that have been assigned or pledged to the Advance Financing Person.

To the extent that a successor Servicer (including SPS, as Back-up Servicer) assumes the servicing obligations under this Agreement, until such time as the successor Servicer receives a

Notice of Facility Termination (as defined below), the successor Servicer shall, with respect to all Advance Reimbursement Amounts it otherwise would be entitled to withdraw and as promptly as practicable, cause to be remitted, directly from the Escrow Account and the Servicer Custodial Account, to the Financing Person’s Designee, all amounts that such successor Servicer would otherwise have the right to withdraw from the Escrow Account and the Servicer Custodial Account, but to which the predecessor Servicer would otherwise be entitled.

If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Securities Administrator and the Master Servicer a written notice of the existence of such Advance Facility (an “Advance Facility Notice”), stating the identity of the Advance Financing Person and the related Financing Person’s Designee.  An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advance Financing Person.

Advance Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Monthly Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first-in, first out” basis.

At any time when the Advance Financing Person shall have ceased funding Monthly Advances and/or Servicing Advances (as the case may be) and the Financing Person’s Designee shall have received Advance Reimbursement Amounts sufficient in the aggregate to reimburse all Monthly Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advance Financing Person, then upon the delivery of a written notice signed by the Financing Person’s Designee, the Advance Financing Person and the Servicer to the Securities Administrator and the Master Servicer terminating the Advance Facility Notice (the “Notice of Facility Termination”), the Servicer shall again be entitled to withdraw and retain the related Advance Reimbursement Amounts.

Notwithstanding the assignment or pledge by the Servicer of its rights to reimbursed for Monthly Advances and/or Servicing Advances, the Servicer will not be released from any of its obligations under the Agreement and none of the Trustee, the Securities Administrator or the Master Servicer has any right or ability to require the Advance Financing Person to make any Advances and neither shall have any rights or remedies against the Advance Financing Person for any failure by the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.  Each Advance Financing Person is an intended third party beneficiary of this Section 3.19(d).  This Section 3.19(d) shall not be amended or modified without the consent of any applicable Advance Financing Person.

Section 3.20.

Compensating Interest.

Not later than the close of business on each Servicer Remittance Date, the Servicer (and not the Interim Subservicer) shall deliver to the Master Servicer for deposit in the Master Servicer Custodial Account an amount equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from Principal Prepayments in full on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee for the related Distribution Date (“Compensating Interest”).  The Servicer shall not have the right to reimbursement for any amounts remitted to the Master

Servicer in respect of Compensating Interest.  Such amounts so remitted shall be included in Available Funds and distributed therewith on the next Distribution Date.  The Servicer shall not be obligated to pay Compensating Interest with respect to any interest shortfalls resulting from the Relief Act.

Section 3.21.

Transfer of Servicing for the Mortgage Loans.

Prior to the final Servicing Transfer Date, the Depositor shall use reasonable efforts to cause the Interim Subservicer to comply with each of the servicing transfer requirements set forth in the Servicing Transfer Procedures set forth on Exhibit N hereto or otherwise as agreed to by the Interim Subservicer and the Servicer and in accordance with Customary Servicing Procedures.  The Depositor, the Interim Subservicer, the Master Servicer and the Servicer acknowledge that the Depositor’s right, title and interest in and to the servicing rights with respect to the Mortgage Loans are being transferred as of the Closing Date to the Servicer, subject to the Servicer’s obligations herein.

ARTICLE IV

FLOW OF FUNDS

Section 4.01.

Interest and Principal Distributions.

(a)

On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Interest Remittance Amount and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer’s Certificate, upon which the Securities Administrator may conclusively rely), to the extent available:

(i)

concurrently, to the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, pro rata, the applicable Accrued Certificate Interest thereon for such Distribution Date;

(ii)

concurrently, to the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, pro rata, the applicable Interest Carry Forward Amount thereon for such Distribution Date;

(iii)

to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(iv)

to the Class B-1 Certificates, the Interest Carry Forward Amount thereon for such Distribution Date;

(v)

to the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(vi)

to the Class B-2 Certificates, the Interest Carry Forward Amount thereon for such Distribution Date; and

(vii)

the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02 hereof.

(b)

On each Distribution Date, the Securities Administrator shall withdraw the Principal Distribution Amount from the Distribution Account and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer’s Certificate, upon which the Securities Administrator may conclusively rely), to the extent available:

(i)

sequentially, to the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

(ii)

to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(iv)

the amount, if any, of the Principal Distribution Amount remaining after application with respect to the priorities set forth above will be applied as described under Section 4.02 hereof.

(c)

Amounts allocated to a Class of Exchangeable REMIC Certificates will be made assuming no exchanges have ever occurred.  Outstanding Exchangeable Certificates shall be entitled to receive their proportionate share of distributions in respect of interest and/or principal and other amounts allocated to the Classes of Exchangeable REMIC Certificates in the Related Exchangeable Combination pursuant to Section 4.01(a) and (b), Section 4.02(a) and Section 10.01.

Section 4.02.

Distributions of Monthly Excess Cashflow Amounts.

(a)

On each Distribution Date, any Monthly Excess Cashflow Amount shall be distributed by the Securities Administrator, to the extent available, from Available Funds remaining after application with respect to the priorities set forth in Section 4.01 above and, with respect to Section 4.02(a)(vii) on the applicable Distribution Date, from the amount in the Class P Account, in the following order of priority on such Distribution Date:

(i)

concurrently, from amounts otherwise distributable to the Class CE Certificates, to fund the amount of any Cap Carryover Amount, pro rata (based on the Cap Carryover Amount of each such class), to the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates;

(ii)

sequentially, to the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

(iii)

from amounts otherwise distributable to the Class CE Certificates, to fund the amount of any Cap Carryover Amount, sequentially, to the Class B-1 and Class B-2 Certificates, in that order;

(iv)

to the Class B-1 Certificates, any Realized Loss Amortization Amounts for such Class for such Distribution;

(v)

to the Class B-2 Certificates, any Realized Loss Amortization Amounts for such Class for such Distribution;

(vi)

sequentially, to the Class B-1 and Class B-2 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

(vii)

to pay to the Class CE Certificates, up to the Class CE Distributable Amount for such Distribution Date; and

(viii)

on the earliest of (i) the Distribution Date following the date of expiration of the final Prepayment Charge, (ii) the final Distribution Date or (iii) the Distribution Date immediately following the date on which the Pool Balance is reduced to $100,000 or less, from the amount in the Class P Account, to the Holder of the Class P Certificate, $100 in reduction of the Certificate Principal Balance of such Class.

(b)

On each Distribution Date, there shall be distributed to the Holder of the Class R Certificate (in respect of the Class UR Interest), any remaining amount in the Distribution Account on such date after the application pursuant to Sections 4.01 and 4.02(a).

(c)

On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or Servicer Prepayment Charge Payment Amounts and shall distribute such amounts to the Holders of the Class P Certificates.  Any such amounts in respect of Servicer Prepayment Charge Payment Amounts shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Such amounts shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

(d)

Any amounts distributed to the Offered Certificates (other than the Exchangeable Certificates) and the Class B Certificates in respect of interest pursuant to Section 4.02(a) which constitute Cap Carryover Amounts shall first be deemed currently distributed by the Upper Tier REMIC as a distribution of Uncertificated Accrued Interest with respect to the Class CE Upper Tier Regular Interest, and then shall be deemed distributed into the Class CE Grantor Trust Subaccount and then distributed to the Offered Certificates (other than the Exchangeable Certificates) and Class B Certificates as payments on notional principal contracts in the nature of cap contracts.  Any such amounts deemed distributed will not increase the Uncertificated Principal Balance of the Class CE Certificates or result in any carryforward of accrued interest in respect of the Class CE Certificates.  To the extent any additional amounts would be distributed currently pursuant to the Class CE Distributable Amount in excess of amounts constituting Cap Carryover Amounts, such remaining amount shall be distributed to the Holders of the Class CE Certificates.  The Securities Administrator shall account for Cap Carryover Amounts as property held separate and apart from any Trust REMIC.  The provisions of this paragraph are intended to satisfy the requirements of Treasury regulations § 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation.

(e)

Distributions on the Lower Tier Interests. On each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed to the Upper Tier REMIC on account of the Lower Tier Regular Interests (such amount, the “Lower Tier Distribution Amount”) or withdrawn from the Distribution Account and distributed to the Holder of the Class R Certificate (in respect of the Class LR Interest), as the case may be:

(i)

to the extent of the Interest Remittance Amounts, to the Holders of the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates.  Amounts payable as Uncertificated Accrued Interest in respect of the Class LT-ZZ Interest shall be reduced and deferred when (I) the Lower Tier REMIC Overcollateralized Amount is less than the Lower Tier REMIC Overcollateralization Target Amount and (II) without duplication, when amounts are distributed to the Offered Certificates (other than the Exchangeable Certificates) or the Class B Certificates pursuant to Section 4.02(a)(ii), by the lesser of (x) the sum of the amount of such difference described in clause (I) and 1% of the amount described in clause (II) and (y) the Maximum LT-ZZ Uncertificated Accrued Interest Deferral Amount and such amount will be payable to the Holders of the Lower Tier Corresponding Marker Interests, in the same proportion as the Overcollateralization Deficiency is allocated to the Corresponding Classes or amounts are distributed to the Corresponding Classes under Section 4.02(a)(ii) and the Uncertificated Balance of the Class LT-ZZ Interest shall be increased by such amount;

(ii)

to the Holders of the Lower Tier Regular Interests, in an amount equal to the remainder of the Interest Remittance Amount and Principal Remittance Amount for such Distribution Date after the distributions made pursuant to clause (i) above plus, on the earliest of (A) the Distribution Date following the date of expiration of the final Prepayment Charge, (B) the final Distribution Date or (C) the Distribution date immediately following the date on which the Pool Balance is reduced to $100,000 or less, the amount held in the Class P Account, allocated as follows:

(1)

to the Class LT-AA Interest, 98.00% of such remainder, until the Uncertificated Balance of such Lower Tier Interests are reduced to zero;

(2)

to the Lower Tier Corresponding Marker Interests, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Classes, until the Uncertificated Balances of such Lower Tier Regular Interests are reduced to zero; then to the Class LT-ZZ Interest, 1.00% of such remainder, until the Uncertificated Balance of such Lower Tier Regular Interest is reduced to zero;

(3)

on the earliest of (i) the Distribution Date following the date of expiration of the final Prepayment Charge, (ii) the final Distribution Date or (iii) the Distribution Date immediately following the date on which the Pool Balance is reduced to $100,000 or less, from the amount held in the Class P Account, $100 to the Class LT-P Interest until the Uncertificated Balance of such Lower Tier Regular Interest is reduced to zero; and

(4)

any remaining amount to the Holder of the Class R Certificate (in respect of the Class LR Interest).

provided, however, that an amount equal to any Overcollateralization Amount included in the Class CE Distributable Amount and distributed to the Class CE Certificates shall be allocated to (i) the Class LT-AA Interest and (ii) the Class LT-ZZ Interest, 98.00% and 2.00%, respectively.

(iii)

On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans during the related Prepayment Period will be distributed to the Holders of the Class LT-P Interest. Such amount shall not reduce the Uncertificated Balance of the Class LT-P Interest.

(f)

Distributions on the Upper Tier Interests. On each Distribution Date, 100% of the amounts deemed distributed by the Lower Tier REMIC to the Upper Tier REMIC shall be deemed distributed with respect to the Upper Tier Interests so as to (i) pay the Uncertificated Accrued Interest on such Upper Tier Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates at the same time and in the same manner that such amounts are distributed to the Corresponding Classes of Certificates and (ii) reduce the Uncertificated Balance of each such Upper Tier Interest to the extent necessary so that it equals the Certificate Principal Balance of the Corresponding Class of Certificates, if any. Any amounts distributed to the Class CE Certificates in respect of Overcollateralization Amounts shall reduce its Uncertificated Balance.  Any remaining amounts will be deemed distributed to the Holder of the Class R Certificate with respect to the Class UR Interest.

(g)

Allocation of Losses on the Lower Tier Interests and the Upper Tier Interests. The Securities Administrator shall be deemed to cause the following allocation of losses:

(i) (a) All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the following Lower Tier Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to (i) the Class LT-AA Interest and (ii) the Class LT-ZZ Interest up to an aggregate amount equal to the Lower Tier REMIC Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the Class LT-AA Interest and the Class LT-ZZ Interest up to an aggregate amount equal to the Lower Tier REMIC Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-B2 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-B2 has been reduced to zero; and fourth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-B1 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%,

respectively, until the Uncertificated Balance of the Class LT-B1 has been reduced to zero.  Subsequent Recoveries with respect to the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date in the same manner and priority as Realized Losses are allocated pursuant to the preceding sentence.

(b) All Realized Losses and Subsequent Recoveries on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the Upper Tier Interests such that the Uncertificated Balance or Notional Amount of each such Upper Tier Interest equals the Certificate Principal Balance or Notional Amount of the corresponding Class of Certificates.

(h)

Notwithstanding anything to the contrary contained herein, the above distributions in Sections 4.02(e) through (g) (other than on the Certificates) are deemed distributions, and actual distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02(a) through (d) hereof.

(i)

It is the intention of all of the parties hereto that the Class CE Certificates receive all principal and interest received by the Trust on the Mortgage Loans that is not otherwise distributable to the Offered Certificates, the Class B Certificates or the Class P Certificates.  If the Securities Administrator determines that the Class R Certificates are entitled to any distributions of principal or interest on the Mortgage Loans, the Securities Administrator, prior to any such distribution to any Class R Certificate, shall notify the Depositor of such impending distribution.  Upon such notification, the Depositor will request an amendment to this Agreement to correct such mistake in the distribution provisions and the Securities Administrator shall hold such distribution until such Amendment is executed.  The Class R Certificateholders, by their acceptance of their Certificates, and the Servicer, the Master Servicer, the Securities Administrator, the Trustee, the Custodian and the Interim Subservicer hereby agree to such amendment and no further consent shall be necessary, notwithstanding anything to the contrary in this Agreement.

Section 4.03.

Allocation of Losses.

Any Applied Realized Loss Amount for a Distribution Date shall be allocated sequentially to the Class B-2 and the Class B-1 Certificates, in that order, until the respective Certificate Principal Balances thereof are reduced to zero.  No Applied Realized Loss Amount shall be allocated to any other Class of Certificates hereunder.  Once the Certificate Principal Balance of a Class of Subordinated Certificates has been reduced to zero, such Class will not be entitled to distributions on future Distribution Dates regardless of whether Subsequent Recoveries are received with respect to such Class.

Section 4.04.

Method of Distribution.

The Securities Administrator shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five

Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Securities Administrator may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

Section 4.05.

Distributions on Book-Entry Certificates.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the parties to this Agreement shall have any responsibility therefor except as otherwise provided by applicable law.

Section 4.06.

Statements.

(a)

On each Distribution Date, based on the Mortgage Loan information contained in the Master Servicer’s Certificate, the Securities Administrator shall prepare a statement (the “Distribution Date Statement”) as to the distributions made on such Distribution Date:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal separately identifying the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges and Servicer Prepayment Charge Payment Amounts;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest and the Class CE Distributable Amount, separately identified;

(iii)

the Overcollateralization Amount and the Overcollateralization Deficiency as of such Distribution Date and the Monthly Excess Interest Amount and Monthly Excess Cashflow Amount for such Distribution Date;

(iv)

the aggregate amount of servicing compensation received by the Servicer during the related Collection Period and the amount of Compensating Interest paid by the Servicer;

(v)

the amount of Monthly Advances for the related Collection Period, unreimbursed Monthly Advances and Servicing Advances and Advances that are Nonrecoverable Advances;

(vi)

the Pool Balance, at the close of business at the end of the related Collection Period;

(vii)

the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

(viii)

the number and aggregate Stated Principal Balance of Mortgage Loans (a) 30 to 59 days past due on a contractual basis, (b) 60 to 89 days past due on a contractual basis, (c) 90 or more days past due on a contractual basis, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the related Collection Period;

(ix)

the aggregate number of Mortgage Loans that became REO Properties during the related Collection Period and the aggregate Stated Principal Balance of such Mortgage Loans (calculated as of the date each such Mortgage Loan became an REO Property);

(x)

the total number and aggregate Stated Principal Balance of all REO Properties as of the close of business of the last day of the related Collection Period;

(xi)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xii)

the Mortgage Loan identifying number of each Mortgage Loan with a Prepayment Charge that was the subject of a Principal Prepayment in full during the related Prepayment Period, the Prepayment Charge listed on each related Mortgage Note and the Prepayment Charge collected or the Servicer Prepayment Charge Payment Amount paid by the Servicer with respect to each such Mortgage Loan;

(xiii)

the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

(xiv)

the Certificate Principal Balance or Maximum Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Applied Realized Loss Amounts made on such Distribution Date, separately identifying any reduction thereof due to allocations of Applied Realized Loss Amounts;

(xv)

the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts (assuming in the case of a Class of Exchangeable REMIC Certificates no exchanges have occurred and in the case of a Class of Exchangeable Certificates that all exchanges have occurred), and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

(xvi)

the aggregate amount of any Prepayment Interest Shortfalls for such Distribution Date;

(xvii)

the Cap Carryover Amounts distributed on such Distribution Date;

(xviii)

the Available Funds; the rate at which interest accrues for each Class of Certificates for such Distribution Date;

(xix)

the aggregate amount of Net Liquidation Proceeds for the related Collection Period;

(xx)

the aggregate Stated Principal Balance of Mortgage Loans purchased by or substituted for by a Seller or American General Finance Corporation during the related Prepayment Period;

(xxi)

the number and aggregate Stated Principal Balance of Mortgage Loans that were the subject of a Principal Prepayment in full during the related Prepayment Period;

(xxii)

the amount of Subsequent Recoveries received during the related Prepayment Period;

(xxiii)

with respect to Mortgage Loans that were subject to a Servicer Modification during the related Collection Period: (a) the Mortgage Loan identifying number; (b) the date of modification; (c) the Stated Principal Balance prior to and after modification; (d) the Monthly Payment prior to and after modification; (e) the forborne amount (if any); (f) the Mortgage Interest Rate prior to and after modification; (g) the maturity date prior to and after modification; and (h) the number of days Delinquent prior to modification;

(xxiv)

whether any exchanges of Exchangeable or Exchangeable REMIC Certificates have taken place since the preceding Distribution Date and, if applicable, the Class designations, Certificate Principal Balances, Maximum Certificate Principal Balances and any interest and principal paid, including any shortfalls allocated, of any Classes of Exchangeable REMIC Certificates or Exchangeable Certificates that were received by the Certificateholder as a result of such exchange; and

(xxv)

if there has been a revision to the Delegated Authority Guidelines, a copy thereof.

The Securities Administrator may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Master Servicer.

In the case of information furnished pursuant to subclauses  (i), (ii) and (xv) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

The Securities Administrator will make the Distribution Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to beneficial owners of Certificates that provide appropriate certification in the form furnished by the Securities Administrator (which may be submitted electronically via the

Securities Administrator’s internet website) and other parties to this Agreement via the Securities Administrator’s internet website.  The Securities Administrator’s internet website shall initially be located at “http://www.ctslink.com.”  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (866) 846-4526.  Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator shall have the right to change the way the monthly statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

(b)

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii), (xiv) and (xv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

(c)

On each Distribution Date, the Securities Administrator shall forward to the Class R Certificateholder upon request a copy of the reports forwarded to the Certificateholders of Certificates other than the Class R Certificate in respect of such Distribution Date with such other information as the Securities Administrator deems necessary or appropriate.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to the Class R Certificateholder by the Servicer pursuant to any requirements of the Code as from time to time in force.

Section 4.07.

Remittance Reports; Master Servicer’s Certificate.

(a)

No later than the 5th day of each month (or if such 5th day is not a Business Day, the following Business Day), the Servicer (and not any subservicer) shall deliver to the Master Servicer and Back-up Servicer a Remittance Report in form and substance set forth in Exhibit L hereto with respect to the related Distribution Date.  On the same date, the Servicer (and not the Interim Subservicer) shall deliver to the Master Servicer such information reasonably available to the Servicer necessary in order for the Master Servicer to prepare the Master Servicer’s Certificate.  The Master Servicer shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.  In addition, for so long as the Interim Subservicer is subservicing any Mortgage Loans, it shall provide no later than the Business Day prior to the Business Day on which the Servicer is required to deliver the Remittance Report, a report in form and substance to be agreed upon by the Interim Subservicer and the Servicer regarding such Mortgage Loans, to be utilized by the Servicer in preparing the Remittance Report.

(b)

Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master

Servicer shall deliver to the Securities Administrator, a Master Servicer’s Certificate based solely on the information provided by the Servicer (and not the Interim Subservicer) (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement.  The Securities Administrator may conclusively rely upon the information contained in a Master Servicer’s Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

Section 4.08.

Servicer Reports to Sellers.

So long as the Servicer or any subservicer (other than the Interim Subservicer) directly services any Mortgage Loan, the Servicer shall deliver electronically to the Sellers information with respect to such Mortgage Loan as part of the Daily Servicer Report to Sellers in form and substance set forth as Exhibit M-1 (and any additional reports agreed to by the Servicer and the Interim Subservicer as contemplated therein), in accordance with the timeframes set forth therein.  In addition, beginning with first month the Servicer or any subservicer (other than the Interim Subservicer) directly services any Mortgage Loan, the Servicer shall deliver electronically to the Sellers information with respect to such Mortgage Loan as part of the Monthly Servicer Report to Sellers with respect to the related Distribution Date in form and substance set forth as Exhibit M-2 (and any additional reports agreed to by the Servicer and the Interim Subservicer as contemplated therein), in accordance with the timeframes set forth therein.

On or prior to January 31st of each year, beginning in calendar year 2010, the Servicer shall, at its expense, provide the Sellers with a Type II SAS 70 Service Auditor’s Report (or equivalent report as may be agreed to by the Servicer and the Interim Subservicer) with respect to the previous calendar year.  Notwithstanding the foregoing, for calendar year 2009, the Servicer shall only be required to deliver such report by January 31, 2010 on a “best efforts” basis; provided, however, such report shall be delivered no later than February 28, 2010.  In addition, if SPS or another entity becomes successor Servicer, such successor shall use its best efforts to deliver its initial Type II SAS 70 Service Auditor’s Report (or equivalent report as may be agreed to by such successor and the Interim Subservicer) by the last day of February in the year following the year during which it begins servicing the Mortgage Loans.

Section 4.09.

Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements with respect to payments to Certificateholders that the Securities Administrator reasonably believes are applicable under the Code.  The consent of Certificateholders shall not be required for any such withholding.  In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

ARTICLE V

THE CERTIFICATES

Section 5.01.

The Certificates.

Each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class B-1, Class B-2, Class CE, Class P and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.  Each Class of the Offered Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $100,000 and integral multiples of $1 in excess thereof.  The Class CE, Class P and Class R Certificates are issuable only as single certificates.

The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Securities Administrator by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  Subject to Section 5.02(c), the Offered Certificates shall be Book-Entry Certificates.  The Class B-1, Class B-2, Class CE, Class P and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

Section 5.02.

Registration of Transfer and Exchange of Certificates.

(a)

The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Securities Administrator a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Securities Administrator as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Securities Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Certificate Registrar to the same extent as they apply to the Securities Administrator.  Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days’ advance written notice of resignation to each of the parties to this Agreement, such resignation to become effective upon appointment of a successor Certificate Registrar by the Depositor.

(b)

At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations or Percentage Interests of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

(c)

(i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

(ii)  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(iii)  If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and neither the Securities Administrator nor the Depositor is able to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners through the Depository of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to such Certificate Owners requesting the same.  Upon surrender to the Certificate Registrar of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such

Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Definitive Certificates.  None of the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d)

No transfer of a Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit I and a certificate from such Certificateholder’s prospective transferee substantially in the form attached hereto as Exhibit J, which certificates shall not be an expense of the Securities Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Certificate between the Depositor and its affiliates.  The Securities Administrator shall provide upon request to any Holder of a Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.  The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.  For purposes of clause (ii) of this Section 5.02(d) the representations required in any transferor certificate (substantially in the form of Exhibit I hereto) and any investment letter (substantially in the form of Exhibit J hereto) shall be deemed to have made in connection with the transfer of any Certificate that is a Book-Entry Certificate.

(e)

No transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator and the Depositor (such requirement is satisfied only by the Securities Administrator’s receipt of a representation letter from the transferee substantially in the form of Exhibit H hereto), to the effect that such transferee is not an employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a plan or arrangement (as defined in Section 4975 of the Code) subject to Section 4975 of the Code or any other arrangement, including bank collective funds and insurance company general and separate accounts, in which assets of such employee benefit plans or other plans or arrangements are invested (collectively, “Plans”), nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect such transfer.  Notwithstanding the preceding sentence, a transfer of an ERISA-Restricted Certificate other than a Class R Certificate may be permitted to a Plan or a plan or arrangement subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or a person acting on behalf of, or using assets of, any such Plan or plan, if the transferee delivers to the Securities Administrator an Opinion of Counsel, in form and substance satisfactory to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate by or on behalf of such Plan or with assets of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code or, in the case of an arrangement subject to Similar Law, a violation of any such Similar Law and will not subject the parties to this Agreement to any obligation in addition to those undertaken in this Agreement and such Opinion shall not be the expense of any party to this Agreement.  Any beneficial owner of an ERISA-Restricted Certificate that is a Book-Entry Certificate or interest therein shall be deemed to have made the representation letter described in the first sentence of this Section 5.02(e) by acceptance of such Certificate or interest therein.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate that is a Definitive Certificate (other than a Class R Certificate) to or on behalf of a Plan or to any Person using assets of a Plan without delivery of a properly completed representation letter (or, in lieu thereof, an Opinion of Counsel) as described above or any transfer of a Class R Certificate to a Plan or any Person acting on behalf of, or using assets of, a Plan shall be void and of no effect.

Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions.  The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Securities Administrator nor the Certificate Registrar shall be under any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(f)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

In connection with the initial registration and any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit K from the proposed transferee and a certificate substantially in the form attached hereto as Exhibit I.

(iv)

Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

(v)

No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

(vi)

Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02 shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section 5.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 5.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 5.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 5.02.  The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(vii)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 5.02, then, upon discovery, the Securities Administrator will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.  The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust so long as they constitute “unanticipated expenses” within the meaning of Treasury regulations Section 1.860G-1(b)(3)(ii) and (iii).

(viii)

No Ownership Interest in a Residual Certificate shall be acquired by a Plan.

(g)

No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)

All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Securities Administrator, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Securities Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) in connection therewith.  Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.

Persons Deemed Owners.

The Servicer, the Master Servicer, the Interim Subservicer, the Securities Administrator, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Master Servicer, the Interim Subservicer, the Securities Administrator, the Depositor, the Trustee, the Certificate Registrar or any Paying Agent may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such

Certificate for the purpose of receiving distributions pursuant to Sections 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Master Servicer, the Interim Subservicer, the Securities Administrator, the Depositor, the Trust, the Trustee or any agent of any of them shall be affected by notice to the contrary.

Section 5.05.

Appointment of Paying Agent.

The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Sections 4.01 and 4.02 and shall report the amounts of such distributions to the Securities Administrator.  The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder.  The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.  The Paying Agent shall initially be the Securities Administrator.  The Securities Administrator may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.  The Securities Administrator as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Securities Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Paying Agent to the same extent as they apply to the Securities Administrator.  Any Paying Agent appointed in accordance with this Section 5.05 may at any time resign by giving at least 30 days’ advance written notice of resignation to the parties to this Agreement, such resignation to become effective upon appointment of a successor Paying Agent.

Section 5.06.

Class R Certificate

Each Holder of a Class R Certificate will be entitled to separate such Certificate into its component parts.  Upon receipt of a Class R Certificate and a written request from the Holder thereof to separate such certificate, the Securities Administrator shall issue to such registered Holder in exchange for such Class R Certificate (i) a separately transferable, certificated and fully registered security that will, from the date of its issuance, represent the Holder’s Percentage Interest in the Class LR Interest and (ii) a separately transferable, certificated and fully registered security that will, from the date of its issuance, represent the Holder’s Percentage Interest in the Class UR Interest.  If requested by and at the expense of the Holder, the Securities Administrator shall obtain CUSIP numbers for such newly issued securities.  The Securities Administrator shall make any allocations and distributions with respect to such newly issued securities (in respect of the Class LR Interest or Class UR Interest, as applicable) as set forth herein and such newly issued securities shall be subject to the same rights and restrictions as the Class R Certificate hereunder.

Section 5.07.

Transfer of Exchangeable REMIC Certificates and Exchangeable Certificates.

(a)

Upon the presentation and surrender by any Certificateholder of its Exchangeable REMIC Certificates or Exchangeable Certificates in the appropriate Combination as set forth in Exhibit P hereto, such Certificateholder shall thereby transfer to the Securities Administrator, all of such Certificateholder’s right, title and interest in and to such Exchangeable REMIC

Certificates or Exchangeable Certificates, including all payments of interest and principal thereon received after the date of such presentation and surrender and until such Certificateholder informs the Securities Administrator that it wishes to again hold its interest in the form of Exchangeable REMIC Certificates or Exchangeable Certificates, as applicable.

(b)

The Securities Administrator acknowledges any transfer and assignment of Exchangeable REMIC Certificates or Exchangeable Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms set forth in this Agreement, and shall treat such Exchangeable REMIC Certificates and Exchangeable Certificates in accordance with Section 9.04 of this Agreement.

Section 5.08.

Exchanges of Exchangeable REMIC Certificates and Exchangeable Certificates.

(a)

The Exchangeable Certificates in a Combination shall be exchangeable on the books of the Depository for the related Exchangeable REMIC Certificates, and Exchangeable REMIC Certificates in a Combination shall be exchangeable on the books of the Depository for the related Exchangeable Certificates, on and after the Closing Date, by notice to the Securities Administrator substantially in the form of Exhibit Q hereto or under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

(b)

In the case of each Combination, Exchangeable REMIC Certificates in such Combination shall be exchangeable for the Exchangeable Certificates in respective Denominations, determined based on the proportion that the Maximum Original Class Certificate Principal Balance of such Exchangeable REMIC Certificates bear to the Maximum Original Class Certificate Principal Balances of the related Exchangeable Certificates, as set forth in Exhibit P hereto.  Except as provided in Section 9.04 of this Agreement, upon any such exchange, the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificate issued in exchange therefor.  Correspondingly, Exchangeable Certificates related to a Combination may be further designated for exchange for Exchangeable REMIC Certificates in such Combination in respective Denominations determined based on the proportion that the Maximum Original Class Certificate Principal Balance of such Exchangeable REMIC Certificates bears to the Maximum Original Class Certificate Principal Balance of the related Exchangeable Certificates, as set forth in Exhibit P hereto.  There shall be no limitation on the number of exchanges authorized pursuant to this Section 5.08, and, except as provided below, no fee or other charge shall be payable to the Securities Administrator or the Depository in connection therewith.

(c)

In order to effect an exchange of Exchangeable REMIC Certificates or the Exchangeable Certificates, the Certificateholder shall notify the Securities Administrator by e-mail at ctsspgexchanges@wellsfargo.com no later than three Business Days before the proposed exchange date.  The exchange date may be any Business Day other than the first or last Business Day of the month, subject to the Securities Administrator’s approval.  In addition, the Certificateholder must provide notice on the Certificateholder’s letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Exchangeable REMIC Certificate or Exchangeable Certificate to be exchanged and

Exchangeable REMIC Certificates or Exchangeable Certificates to be received; the outstanding portion of the Certificate Principal Balance and the Maximum Original Class Certificate Principal Balance of the Exchangeable REMIC Certificates or Exchangeable Certificates to be exchanged; the Certificateholder’s Depository participant number; and the proposed exchange date.  After receiving the notice, the Securities Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee.  The Certificateholder will utilize the “deposit and withdrawal system” at the Depository to exchange the Certificates.  The Securities Administrator shall verify the proposed proportions to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected.  Unless rejected for error, a notice becomes irrevocable on the third Business Day before the proposed exchange date.

(d)

Notwithstanding any other provision herein set forth, a fee of $5,000 shall be payable to the Securities Administrator in connection with each exchange.

(e)

The Securities Administrator shall make the first distribution on an Exchangeable REMIC Certificate or Exchangeable Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

ARTICLE VI

THE SERVICER, THE MASTER SERVICER AND THE DEPOSITOR

Section 6.01.

Liability of the Servicer, the Master Servicer and the Depositor.

The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.  The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

Section 6.02.

Merger or Consolidation of, or Assumption of the Obligations of, the Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Depositor.

Any entity into which the Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Depositor may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Depositor shall be a party, or any organization succeeding to the business of Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Depositor, shall be the successor of the Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer or the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy all the requirements of Section 7.05 with respect to the qualifications of a successor Servicer.

Section 6.03.

Servicer and Master Servicer Not to Resign.

Subject to the provisions of Section 6.02 and Section 7.05, neither the Servicer nor the Master Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer or the Master Servicer, as applicable, so causing such a conflict being of a type and nature carried on by the Servicer or the Master Servicer, as applicable, or their respective subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: the Servicer or the Master Servicer, as applicable, has proposed a successor Servicer or successor Master Servicer to the Trustee and the Master Servicer (in the case of a proposed successor Servicer) in writing and such proposed successor Servicer or successor Master Servicer is reasonably acceptable to the Trustee and the Master Servicer (in the case of a successor Servicer); provided, however, that if PennyMac Loan Services, LLC is the resigning Servicer, all power and authority of the Servicer shall pass to and be vested in SPS and, in the case of (ii) above, PennyMac Loan Services, LLC shall not be required to propose any successor Servicer to the Trustee or the Master Servicer.  In the case of the resignation of the Master Servicer or if PennyMac Loan Services, LLC is not the resigning Servicer, no such resignation by the Servicer or the Master Servicer, as applicable, shall become effective until a successor party (including the Master Servicer as the successor to the resigning Servicer) shall have assumed the Servicer’s or Master Servicer’s responsibilities and obligations hereunder, as the case may be, or the Master Servicer shall have designated a successor Servicer in accordance with Section 7.05 and such successor Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder.  Any such determination permitting the resignation of the Servicer or the Master Servicer, as applicable, pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Master Servicer (in the case of the Servicer).

Section 6.04.

Delegation of Duties.

In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01.  Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation.  The Servicer shall provide the Trustee and the Master Servicer with written notice prior to the delegation of any of its duties to any Person or any of the Servicer’s Affiliates or their respective successors and assigns.

ARTICLE VII

DEFAULT

Section 7.01.

Events of Default.

(a)

If any one of the following events (a “Servicer Event of Default”) shall occur and be continuing with respect to the Servicer (and not the Interim Subservicer):

(i)

(A)

The failure by the Servicer to make any required Advance or to pay Compensating Interest as set forth in this Agreement; or (B) any failure by the Servicer to deposit amounts in the Servicer Custodial Account or remit to the Master Servicer for deposit in the Master Servicer Custodial Account any payment required to be made in the amount and manner provided herein, which failure continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee, the Master Servicer, the Securities Administrator or the Depositor; or

(ii)

failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Master Servicer, the Securities Administrator or the Depositor, or to the Servicer, the Master Servicer, the Securities Administrator, the Depositor, and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

(iii)

the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)

the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(v)

failure by the Servicer to maintain its license to do business in any jurisdiction where a Mortgaged Property is located if such license is required; provided, however, that such failure shall not constitute a Servicer Event of Default if within 30 days the Servicer has arranged for the subservicing of such Mortgage Loan by a subservicer that satisfies the licensing requirements for the jurisdiction where such Mortgaged Property is located; or

(vi)

the Servicer ceases to meet the minimum net worth requirements of Fannie Mae set forth in Fannie Mae’s Announcement 08-23: Policy Changes with Respect to Lender Eligibility and Contractual Requirements (09/16/08), as such requirements may be amended from time to time by Fannie Mae; or

(vii)

an intentional or willful pattern of violations of the Delegated Authority Guidelines by the Servicer.

(b)

Then, except as set forth in the proviso to this sentence, so long as a Servicer Event of Default shall not have been remedied within the applicable grace period, if any, the Master Servicer may, and at the direction of the Holders of not less than 51% of the Voting Rights shall, by notice then given in writing to the Servicer, terminate all of the rights and obligations of the Servicer as servicer under this Agreement; provided, however, in the case of any Servicer Event of Default set forth in Section 7.01(a)(vii) (for which there shall be no grace period), the Interim Subservicer and not the Master Servicer may, by notice given in writing to the Servicer (with a copy to the Master Servicer), terminate all of the rights and obligations of the Servicer as servicer under this Agreement.  Any such notice by the Master Servicer or Interim Subservicer to the Servicer shall also be given to the Depositor and the Trustee.  On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in SPS as successor Servicer pursuant to and under this Section 7.01 and Section 7.05(a), unless SPS is serving at such time as the Servicer in which case the Master Servicer shall assume the role of the Servicer or appoint a successor Servicer pursuant to Section 7.05, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Servicer agrees to cooperate with the Master Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to SPS (or the Master Servicer or any successor Servicer appointed by the Master Servicer, if SPS is currently the Servicer) for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans.  Upon obtaining written notice or actual knowledge of the occurrence of any Servicer Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to the Master Servicer and the Securities Administrator (who shall in turn give prompt written notice to the Certificateholders at their respective addresses appearing in the Certificate Register).  All costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer or from funds in the Master Servicer Custodial Account if the predecessor Servicer fails to pay such costs and expenses.  Notwithstanding the termination of the Servicer pursuant hereto, (i) the Servicer shall remain liable for its actions hereunder and any causes of action arising out of any Servicer Event of Default occurring prior to such termination and (ii) the Servicer shall be entitled to receive any amount owing to it under

Section 3.08(a)(i) through (vii), the entitlement to which arose prior to its termination under this Section 7.01.

(c)

If any one of the following events (a “Master Servicer Event of Default”) shall occur and be continuing:

(i)

any failure by the Master Servicer to remit amounts to the Securities Administrator for deposit into the Distribution Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related Distribution Date; or

(ii)

failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee, the Servicer or the Depositor, or to the Master Servicer, the Depositor, the Securities Administrator, the Servicer and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

(iii)

the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)

the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

(d)

Then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied within the applicable grace period, the Trustee may, and shall at the direction of the Holders of not less than 51% of the Voting Rights, by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement.  Any such notice by the Trustee to the Master Servicer shall also be given to the Depositor, the Securities Administrator, the Servicer and the Custodian.  On or after the receipt by the Master Servicer of such written notice and subject to Section 7.05(d), all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee as successor Master Servicer pursuant to and under this Section 7.01 and Section 7.05(d), unless and until such time as the Trustee shall appoint a successor Master Servicer pursuant to Section 7.05(d), and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans.  Upon obtaining written notice or actual knowledge of the occurrence of any Master Servicer Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to the Trustee and the Securities Administrator (who shall in turn give prompt written notice to the Certificateholders at their respective addresses appearing in the Certificate Register).  All costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of a Master Servicer Event of Default on the part of the Trustee in its capacity as the predecessor Master Servicer).  Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for its actions hereunder and any causes of action arising out of any Master Servicer Event of Default occurring prior to such termination.

(e)

If the Master Servicer and the Securities Administrator are the same Person, then upon any resignation or termination of the Master Servicer hereunder, the Securities Administrator shall resign or be terminated as securities administrator hereunder and replaced as provided in Section 8.08.

Section 7.02.

Remedies of Trustee.

(a)

During the continuance of any Master Servicer Event of Default, so long as such Master Servicer Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Master Servicer Event of Default.

Section 7.03.

Directions by Certificateholders and Duties of Trustee During Master Servicer Event of Default.

During the continuance of any Master Servicer Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided, further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

Section 7.04.

Action upon Certain Failures of the Master Servicer and upon Master Servicer Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 7.01(c)(i) or (ii) which would become a Master Servicer Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.  If a Responsible Officer of the Trustee shall have actual knowledge of a Master Servicer Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities Administrator shall give prompt written notice thereof to the Certificateholders.

Section 7.05.

SPS or Master Servicer to Act; Trustee to Act; Appointment of Successor.

(a)

On and after the time the Servicer resigns or receives a notice of termination pursuant to Section 7.01, SPS (or the Master Servicer or other successor appointed by the Master Servicer, if SPS resigns or is terminated as Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof.  SPS hereby agrees as Back-up Servicer hereunder to act as successor Servicer to PennyMac Loan Services, LLC and succeed to all the responsibilities, duties and liabilities placed on the Servicer by the terms and provisions hereof in the event of the resignation or removal of PennyMac Loan Services, LLC, as Servicer.  Notwithstanding the foregoing, (i) the parties hereto agree that SPS (or the Master Servicer or other successor appointed by the Master Servicer, if SPS resigns or is terminated as Servicer), in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer under this Agreement and (ii) SPS (or the Master Servicer or other successor appointed by the

Master Servicer, if SPS resigns or is terminated as Servicer), in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.  Subject to Section 7.05(b), as compensation therefor, SPS (or the Master Servicer or other successor appointed by the Master Servicer, if SPS resigns or is terminated as Servicer), as successor Servicer, shall be entitled to such compensation as the resigning or terminated Servicer would have been entitled to hereunder if no such notice of resignation or termination had been given.  Notwithstanding the above, if SPS resigns or is terminated as Servicer, the Master Servicer may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the resigning or terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.  The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its resignation or termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such predecessor Servicer of any of its representations or warranties contained herein or in any related document or agreement.  If SPS resigns or is terminated as Servicer, pending appointment of a successor to SPS and unless the Master Servicer is prohibited by law from so acting, the Master Servicer shall act in such capacity as provided above.  The Master Servicer (or any other successor) shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Master Servicer (in which case the successor Servicer or the Master Servicer shall be entitled to reimbursement therefor from the assets of the Trust).

(b)

In connection with the appointment of a successor Servicer to SPS as specified in Section 7.05(a), the Master Servicer may make such arrangements for the compensation of such successor as it and such successor agree, provided that such compensation shall not exceed the servicing compensation set forth in Section 3.14(b).

(c)

Any successor, including SPS or the Master Servicer, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.10.

(d)

On and after the time the Master Servicer resigns or receives a notice of termination pursuant to Section 7.01, the Trustee (or other named successor) shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof or shall appoint a successor pursuant to this Section 7.02 and the transition to such successor Master Servicer shall be fully effected within 90 days following the termination of the prior Master Servicer.  Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer under this Agreement, (ii) the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee to be liable for any losses or acts or omissions of the predecessor Master Servicer hereunder.  As compensation therefor, the Trustee, as successor Master Servicer, shall be entitled to such compensation as the resigning or terminated Master Servicer would have been entitled to hereunder if no such notice of resignation or termination had been given.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated or resigning Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination or resignation as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such predecessor Master Servicer of any of its representations or warranties contained herein or in any related document or agreement.  Pending appointment of a successor Master Servicer to the resigning or terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above.  The Trustee (or any other successor) shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for the payment of such costs and expenses so long as the transfer to a new Master Servicer is not as a result of a Master Servicer Event of Default on the part of the Trustee in its capacity as Master Servicer) upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor master servicer or the Trustee (in which case the successor Master Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

(e)

In connection with the appointment of a successor master servicer or the assumption of the duties of the Master Servicer, as specified in Section 7.02(d), the Trustee may make such arrangements for the compensation of such successor as it and such successor agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

(f)

Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.10.

Section 7.06.

Notification to Certificateholders.

Upon any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and the

Depositor.  Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and the Depositor.

ARTICLE VIII

THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE CUSTODIAN

Section 8.01.

Duties of Trustee and Securities Administrator.

(a)

The Trustee, prior to the occurrence of a Master Servicer Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing or waiver of all Master Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  In case a Master Servicer Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished pursuant to any provision of this Agreement.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee or the Securities Administrator, as the case may be, shall notify the Certificateholders of such instrument in the event that the Trustee or the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

(b)

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misfeasance; provided, however, that:

(i)

Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it which on their face do not contradict the requirements of this Agreement;

(ii)

Neither the Trustee nor the Securities Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of such party, unless it shall be proved that the Trustee or the Securities Administrator, as the case may be, was negligent in ascertaining the pertinent facts;

(iii)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 7.03;

(iv)

The Trustee shall not be charged with knowledge of a default, failure, Servicer Event of Default or Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office of the Trustee obtains actual knowledge of such default, failure, Servicer Event of Default or Master Servicer Event of Default or any Responsible Officer of the Trustee receives written notice of such default, failure, Servicer Event of Default or Master Servicer Event of Default at its Corporate Trust Office from any of the other parties to this Agreement or any Certificateholder; and

(v)

Except to the extent provided in Section 7.05 in respect of the Trustee as successor Master Servicer, no provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it.

Section 8.02.

Certain Matters Affecting the Trustee and the Securities Administrator.

(a)

Except as otherwise provided in Section 8.01:

(i)

The Trustee and the Securities Administrator may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee and the Securities Administrator may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)

Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding;

(vi)

The Trustee shall not be accountable, have any liability or make any representation as to any acts or omissions hereunder of the Servicer, Master Servicer, Interim Subservicer, Back-up Servicer or Custodian until, with respect to the Master Servicer, such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05;

(vii)

The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by it with due care; and

(viii)

The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act.

Section 8.03.

Neither the Trustee nor the Securities Administrator is Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator on the Certificates) shall be taken as the statements of the Depositor,

and neither the Trustee nor the Securities Administrator assumes any responsibility for the correctness of the same.  Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Securities Administrator on the Certificates) or of any Mortgage Loan or Related Document.  Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Master Servicer, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Master Servicer Custodial Account by the Master Servicer.  Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation:  the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee’s or Securities Administrator’s receipt of written notice or actual knowledge of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom; the acts or omissions of any of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts and omissions of the Trustee as the successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer), taken in the name of the Trustee or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee and the Securities Administrator of their obligation to perform their respective duties under this Agreement.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to them hereunder.

Section 8.04.

Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator in their individual or any other capacities may become an owner or pledgee of Certificates with the same rights as they would have if it were not the Trustee or the Securities Administrator, as the case may be, and may transact any banking and trust business with the Servicer, the Master Servicer, the Custodian, the Depositor or their Affiliates.

Section 8.05.

Trustee, Custodian and Securities Administrator Compensation and Expenses.

The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Master Servicer, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Fund.  The Custodian, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Custodian and the Servicer, payable by the Servicer out of its own funds and not out of any funds of the Trust Fund.  The Securities Administrator shall be entitled to the Securities Administrator Distribution Account Reinvestment Income as compensation for its services hereunder.  Except as otherwise provided herein, none of the Trustee, the Custodian or the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee, the Custodian or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee, Custodian or Securities Administrator.  This Section shall survive termination of this Agreement or the resignation or removal of the Trustee, the Custodian or the Securities Administrator.

Section 8.06.

Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and the Securities Administrator shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of “BBB” by S&P and a long term debt rating of at least “Baa2” or better by Moody’s and subject to supervision or examination by federal or state authority.  The Trustee shall not be an affiliate of the Depositor, the Servicer or the Master Servicer.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state.  In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 8.06, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.

Resignation or Removal of Trustee or Securities Administrator.

The Trustee or the Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the other parties to this Agreement.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or Securities Administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as the case may be.  If no successor Trustee or Securities Administrator, as applicable, shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator, as the case may be.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed and one copy to the successor Trustee or Securities Administrator, as applicable.

The Majority Certificateholders may at any time remove the Trustee or the Securities Administrator, as the case may be, by written instrument or instruments delivered to the other parties to this Agreement; the Depositor shall thereupon use its best efforts to appoint a successor Trustee or Securities Administrator, as the case may be, in accordance with this Section.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or Securities Administrator, as applicable, pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 8.08.

If the Securities Administrator and the Master Servicer are the same Person, then upon any resignation or termination of the Securities Administrator hereunder, the Master Servicer shall resign or be terminated as master servicer hereunder and replaced as provided in Section 7.05.

Section 8.08.

Successor Trustee or Securities Administrator.

Any successor Trustee or Securities Administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Master Servicer, the Custodian and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator, as the case may be, shall become effective, and such successor Trustee or Securities Administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as the case may be.  The other parties to this Agreement and the predecessor Trustee or Securities Administrator, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee or Securities Administrator, as applicable, shall be eligible under the provisions of Section 8.06.

Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 8.08, the Master Servicer shall cooperate to mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, as applicable, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.09.

Merger or Consolidation of Trustee, Securities Administrator or Custodian.

Any entity into which the Trustee, the Securities Administrator or Custodian, as applicable, may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee, Securities Administrator or Custodian, as applicable, shall be a party, or any entity succeeding to the business of the Trustee, the Securities Administrator or Custodian, as the case may be, shall be the successor hereunder, provided such entity shall be eligible under the provisions of Sections 8.06 and 8.08 or 8.16, as applicable, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10.

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer.  If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.  Any fees and expenses of any co-trustee or separate trustee appointed hereunder shall be an expense of the Trust.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)

the Depositor and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Master Servicer.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

Section 8.11.

Limitation of Liability.

The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement.  Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

Section 8.12.

Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.

(a)

All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator, as the case may be, without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee or the Securities Administrator, as the case may be, shall be brought in its own name or in its capacity as Trustee or the Securities Administrator, as the case may be.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee or the Securities Administrator, as the case may be, or their agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

(b)

The Trustee shall afford the Depositor, the Servicer, the Master Servicer, the Securities Administrator and each Certificateholder upon reasonable notice during the Trustee’s normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties.  The Trustee shall cooperate fully with the Servicer, the Master Servicer, the Securities Administrator, the Depositor and such Certificateholder and shall make available to the Servicer, the Master Servicer, the Securities Administrator, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee’s duties hereunder.  The Servicer, the Master Servicer, the Securities Administrator, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

(c)

The Securities Administrator shall afford the Depositor, the Servicer, the Master Servicer, the Trustee and each Certificateholder upon reasonable notice during the Securities Administrator’s normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties.  The Securities Administrator shall cooperate fully with the Servicer, the Master Servicer, the Trustee, the Depositor and such Certificateholder and shall make available to the Servicer, the Master Servicer, the Trustee, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Securities Administrator’s duties hereunder.  The Servicer, the Master Servicer, the Trustee, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and are not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

Section 8.13.

Suits for Enforcement.

In case a Servicer Event of Default, Master Servicer Event of Default or other default by the Servicer or the Master Servicer, as applicable, hereunder shall occur and be continuing, the

Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders upon receipt of satisfactory indemnification from Certificateholders pursuant to Section 7.03.

Section 8.14.

Waiver of Bond Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

Section 8.15.

Waiver of Inventory, Accounting and Appraisal Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

Section 8.16.

Appointment of Custodian.

(a)

The Custodian shall at all times be (i) an entity duly organized and validly existing under the laws of the United States of America or any state thereof, (ii) qualified to do business in the jurisdiction in which it holds a Mortgage File and (iii) a depository institution subject to supervision by federal or state authority with a combined capital and surplus of at least $10,000,000.  The Bank of New York Mellon Trust Company, N.A. is hereby appointed as the Custodian and the Trustee shall have no responsibility or liability for any act or omission of The Bank of New York Mellon Trust Company, N.A., as the Custodian.

(b)

No representations, warranties, covenants (other than those expressly made by the Custodian in this Agreement) or obligations of the Custodian shall be implied with respect to this Agreement or the Custodian’s services hereunder.  Without limiting the generality of the foregoing, the Custodian:

(i)

shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and shall use reasonable care in the performance of its duties hereunder and shall act in good faith and in accordance with the reasonable commercial standards of the mortgage banking business for document custodians;

(ii)

makes no representations as to and shall not be responsible for or required to verify (A) the validity, legality, enforceability, due authorization, effectiveness, recordability, insurability, sufficiency, value, form, substance, or genuineness of any of the documents contained in any Mortgage File or (B) the collectibility, ownership, insurability, validity, transferability, insurability, value, effectiveness, perfection, priority or suitability of any Mortgage Loan;

(iii)

shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with indemnity satisfactory to it;

(iv)

may conclusively rely on and shall be fully protected in acting in good faith upon any certificate, instrument, opinion, notice, instructions, letter, telegram or other document or communication, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties;

(v)

may rely on and shall be protected in acting in good faith upon the written instructions received from the Servicer, the Master Servicer or any Seller and any such employees and representatives of the Servicer, the Master Servicer or any Seller, that the Servicer, Master Servicer or Seller may hereinafter designate in writing;

(vi)

may consult with counsel satisfactory to it (including counsel for Servicer);

(vii)

shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of reckless disregard of its obligations or duties hereunder; and

(viii)

may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys.

(c)

The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control.  Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

(d)

In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian.  Accordingly, the Servicer agrees to provide to the Custodian upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with such laws, rules, regulations and executive orders.

(e)

In the event that the Custodian is directed by the Servicer to deliver Mortgage Files or other loan documents to any Person in accordance with the terms of this Agreement, the Servicer shall be responsible for compliance with all applicable laws and regulations regarding customer information or personally identifiable information of a Mortgagor included in any such Mortgage Files or other loan documents.

(f)

In no event shall the Custodian or its directors, affiliates, officers, agents and employees be held liable for any exemplary, punitive, special, indirect or consequential damages of any kind resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

(g)

Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice of and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement (including, but not limited to, the Mortgage Loan Purchase Agreement) unless the Custodian is a signatory party to that document or agreement.

(h)

As of the Closing Date, the Custodian shall be responsible for the safekeeping and custody of the Mortgage Files and the Custodian acknowledges the existence therein of the documents and the accuracy of the data described in the certification delivered on the Closing Date substantially in the form of Exhibit F hereto, other than with respect to those documents or data discrepancies identified in the final exception report provided in connection with the delivery of such certification.  Upon receipt of any trailing document, cured document or reinstated Mortgage File, the Custodian shall check such document or Mortgage File in under the same review terms as the certification, and confirm such check-in to the Servicer, the Sellers, the Securities Administrator and the Master Servicer by sending an updated exception report.  Upon such confirmation, the Custodian shall be responsible for the safekeeping and custody of such trailing document, cured document or reinstated Mortgage File, as the case may be.

(i)

The Custodian shall be under no responsibility or duty with respect to the disposition of any Mortgage File or any document constituting part of a Mortgage File while such Mortgage File or document is not in its possession.  If the Custodian shall request instructions from the Servicer or any other party with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Servicer or other party without incurring any liability therefor to the Servicer, or any other Person.  No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties under this Agreement if it shall have grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

(j)

Any notice, demand or request made to the Custodian shall be deemed to have been received on the date delivered to the premises of the Custodian (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of facsimile or other telecommunication device, the date noted on the confirmation of such transmission), except that any notice, demand or request received by the Custodian after 5:00 P.M. (New York City time) shall be deemed to have been received on the next succeeding Business Day.

(k)

The Custodian may terminate its obligations under this Agreement upon sixty 60 days’ prior written notice to the Servicer and the Trustee.  The Majority Certificateholders may also remove the Custodian upon sixty 60 days’ prior written notice to the other parties to this Agreement.  In the event of such termination or removal, the Trustee shall, within sixty (60) days, appoint a successor custodian meeting the requirements set forth in Section 8.16(a) hereof.  The Custodian, promptly upon payment of its fees and expenses, shall transfer to the successor custodian, as directed, all Mortgage Files being held by Custodian under this Agreement.

The cost of the shipment of Mortgage Files arising out of the resignation or ineligibility of the Custodian shall be at the expense of the Custodian (and any release fees shall be waived) unless such resignation is due to the nonpayment of the Custodian’s fees and expenses by the Servicer, in which case such expense and fees shall be paid by the Servicer.  If the Custodian is removed by the Majority Certificateholders, such cost of the shipment of Mortgage Files and any release fees shall be paid by the Trust.  If a successor custodian is not appointed by the Trustee within sixty (60) days, all duties and obligations of the Custodian shall cease and terminate and the Trustee shall assume all duties and obligations of the Custodian. The Custodian’s sole responsibility after termination of its obligations as aforesaid shall be to safely maintain all of the Mortgage Files and to deliver the same to a successor custodian; provided, however, if the Trustee has not appointed a successor custodian within such sixty (60) day period, the Custodian shall deliver such documents to the Trustee.  If the Trustee becomes the Custodian hereunder, the Servicer shall pay the Trustee’s reasonable fees as Custodian as provided in Section 8.05 hereof.

(l)

The provisions of this Section 8.16 shall survive any termination of this Agreement and the resignation or removal of the Custodian.

ARTICLE IX

REMIC AND GRANTOR TRUST ADMINISTRATION

Section 9.01.

REMIC Administration.

(a)

The Securities Administrator shall timely make or cause to be made a REMIC election for each Trust REMIC as set forth in the Preliminary Statement on IRS Form 1066 or other appropriate federal Tax Return or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued on or prior to the date such election is due (plus any extensions available under applicable law).  Such election shall designate the Lower Tier Regular Interests as the “regular interests” and the Class LR Interest as the single class of “residual interest” in the Lower Tier REMIC and the Upper Tier Regular Interests as the “regular interests” and the Class UR Interest as the single class of “residual interest” in the Upper Tier REMIC, each as set forth in the Preliminary Statement.  The Securities Administrator shall, upon request, provide or cause to be provided a copy of such election to the Holder of the Class R Certificate on or prior to the date such election is due (plus any extensions available under applicable law).  The Securities Administrator shall timely file or cause to be filed such election via U.S. certified mail return receipt requested no later than the date such election is due (plus any extensions available under applicable law) and upon request, provide confirmation to the Holder of the Class R Certificate that such election has been filed.

(b)

The Closing Date is hereby designated as the “Startup Day” of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

(c)

The Securities Administrator shall pay any and all tax related expenses (not including taxes, except as provided in Section 9.03) of each Trust REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to a Trust REMIC that involve the Internal Revenue Service or state or local tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder.  Except as provided in Section 9.01(d) below, the Securities Administrator shall be entitled to withdraw the amount of expenses to the extent provided in clause (i) above from the Distribution Account.

(d)

The Securities Administrator shall prepare or cause to be prepared, the Trustee shall sign and the Securities Administrator shall timely file or cause to be timely filed, each Trust REMIC’s federal and state Tax Returns and information returns (including, but not limited to, IRS Form 8811 and IRS Form 1066, including Schedule Q) as the Trust REMICs’ direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

(e)

The Holder of the Class R Certificate shall be the “tax matters person” as defined in the REMIC Provisions (the “Tax Matters Person”) with respect to each Trust REMIC, and the Securities Administrator is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each Trust REMIC.  Subject to Section 9.01(a), the Securities Administrator as agent for the Tax Matters Person shall perform, on behalf of each Trust REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions or state or local law, or other such guidance, the Securities Administrator, as agent for the Tax Matters Person, shall timely provide (i) to the Treasury or other governmental authority such information as is necessary for the computation of any tax relating to the transfer of the Class R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions or state or local law, including, but not limited to, IRS Forms 1099-INT, IRS Forms 1099-OID and the information required to be provided to the Holders of the Certificates under Treasury regulations § 1.6049-7(e).

(f)

Each of the parties to this Agreement and the Holders of Certificates shall take any action or cause any Trust REMIC to take any action necessary to create or maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  None of the parties to this Agreement or the Holder of the Class R Certificate shall take any action or cause any Trust REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Trust REMIC as a REMIC or (ii) result in the imposition of United States federal income tax upon any Trust

REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on contributions after the startup day set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Securities Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any Trust REMIC or the assets therein, or causing any Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of the Class R Certificate will consult with the Trustee and the Securities Administrator, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC, and no such Person shall take any such action or cause any Trust REMIC to take any such action as to which the Trustee or the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur.

(g)

Subject to Section 9.03, the Holder of the Class R Certificate shall pay when due any and all taxes imposed on each Trust REMIC formed under this Agreement by federal or state governmental authorities, but only from amounts, if any, distributable thereon.  To the extent that such REMIC taxes are not paid by the Class R Certificateholder, subject to Section 9.03, the Securities Administrator shall pay any remaining REMIC taxes out of future amounts otherwise distributable to the Holder of the Class R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of the Certificates.

(h)

The Securities Administrator, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each Trust REMIC formed under this Agreement on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any Trust REMIC, except as expressly provided in this Agreement with respect to Eligible Substitute Mortgage Loans.

(j)

None of the parties to this Agreement shall enter into any arrangement by which the REMIC will receive a fee or other compensation for services.

(k)

Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the “latest possible maturity date” of the regular interests in the Lower Tier REMIC and the Upper Tier REMIC is the date three years following the maturity of the latest maturing Mortgage Loan.

Section 9.02.

Prohibited Transactions and Activities.

None of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Lower Tier REMIC pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II of this Agreement, (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (vi) a sale of a Mortgage Loan pursuant to Section 3.02 of this Agreement, nor acquire any assets for any Trust REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any Trust REMIC after the Closing Date, unless such party has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on prohibited transactions or contributions after the startup day pursuant to the REMIC Provisions.

Section 9.03.

Payment with Respect to Certain Taxes.

In the event that any tax is imposed on “prohibited transactions” of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of any Trust REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the startup day pursuant to Section 860G(d) of the Code or for any other reason on any Trust REMIC, such tax shall be paid by (i) the Securities Administrator, to the extent any such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under Article IX of this Agreement or any other provision of this Agreement relating to the administration of the Trust REMICs, (ii) the Servicer, to the extent any such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iii) the Master Servicer, to the extent any such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement, and (iv) the Trust Fund, in all other cases or in the event that the Securities Administrator, the Servicer or the Master Servicer fails to honor its obligations under the preceding clauses (i), (ii) and (iii).

Section 9.04.

Grantor Trust Administration.

(a)

The Securities Administrator shall treat the portions of the Trust Fund consisting of the right of the Offered Certificates and Class B Certificates to receive Cap Carryover Amounts, the obligation of the Class CE Certificates to pay Cap Carryover Amounts, and the Class CE Grantor Trust Subaccount and any other rights and obligations with respect thereto as the Class CE Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment.  Funds in the Class CE Grantor Trust Subaccount shall remain uninvested.  In addition, the Securities Administrator shall treat any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto and the Exchangeable Certificate Grantor Trust Subaccount as assets of the Exchangeable Certificates Grantor Trust.  Each beneficial owner of Exchangeable REMIC Certificates that elects to hold its interest in the Exchangeable REMIC Certificates in the form of an Exchangeable Certificate pursuant to Sections 5.07 and 5.08 of this Agreement shall be deemed to have instructed the Securities Administrator to deposit the applicable Exchangeable REMIC Certificates into the Exchangeable Certificates Grantor Trust and all distributions in respect of such Exchangeable REMIC Certificates shall be deposited into the Exchangeable Certificates Grantor Trust Subaccount.  Funds in the Exchangeable Certificates Grantor Trust Subaccount shall remain uninvested.  The Securities Administrator hereby designates the Exchangeable Certificates Grantor Trust Subaccount as a sub-account of the Distribution Account.

On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Exchangeable REMIC Certificates deemed received by it from the Distribution Account pursuant to this Section 9.04(a) in the Exchangeable Certificates Grantor

Trust Account and shall immediately distribute such amounts in respect of the related Exchangeable Certificates.

Any beneficial owner of an Exchangeable Certificate that exchanges such Exchangeable Certificate for the related Exchangeable REMIC Certificates shall be deemed to have instructed the Securities Administrator to remove such Exchangeable REMIC Certificates from the Exchangeable Certificates Grantor Trust, so that distributions on such Exchangeable REMIC Certificates are made directly from the Distribution Account to such beneficial owner.

(b)

The Securities Administrator shall account for the Class CE Grantor Trust and the Exchangeable Certificates Grantor Trust and the respective assets and rights and obligations with respect thereto as, for United States federal income tax purposes, separate grantor trusts as described in Subpart E of Part I of Subchapter J of the Code and Treasury regulation §301.7701-4(c)(2) and not as assets of any Trust REMIC.  The Securities Administrator shall apply for taxpayer identification numbers for the grantor trusts on IRS Form SS-4 and any similarly required state or local forms for each grantor trust.  The Securities Administrator shall furnish or cause to be furnished to the Holders of the related Certificates and shall file or cause to be filed such forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the respective grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws.  The Trustee shall sign any such forms presented by the Securities Administrator to the Trustee for signature.

(c)

Each grantor trust shall be treated as a WHFIT that is a NMWHFIT unless or until otherwise required by applicable law.  The Securities Administrator shall report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so, and is not in its possession, is provided to the Securities Administrator on a timely basis.  The Depositor shall pay for any tax reporting penalties that may arise as a result of the Depositor incorrectly determining the status of a grantor trust as a WHFIT.

(d)

The Securities Administrator, in its discretion, shall report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method.  The Securities Administrator shall be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate uses the cash or accrual method.  The Securities Administrator will make available information as required by the WHFIT Regulations to Certificateholders annually.  In addition, the Securities Administrator shall not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the Certificateholder.

(e)

Absent receipt of information regarding any sale of Certificates, including the price, amount of proceeds and date of sale from the beneficial owner thereof, the Depositor and the Securities Administrator may assume there is no secondary market trading of WHFIT interests.

(f)

To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT.  The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received.  The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

ARTICLE X

TERMINATION

Section 10.01.

Termination.

(a)

The respective obligations and responsibilities of the Servicer, the Depositor, the Trustee, the Master Servicer, the Interim Subservicer, the Back-up Servicer, the Securities Administrator, the Custodian and the Certificate Registrar created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Securities Administrator to send certain notices as hereinafter set forth) shall terminate upon notice to the Securities Administrator upon the earliest of (i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional purchase of the Mortgage Loans by the Interim Subservicer or the Servicer as described below.  Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

The Interim Subservicer may, at its option, terminate the Trust Fund and retire the Certificates on the next succeeding Distribution Date (or any subsequent Distribution Date) upon which the aggregate current Pool Balance is less than 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date, by purchasing all of the outstanding (i) Mortgage Loans in the Trust Fund at a price equal to the sum of the outstanding Stated Principal Balance of the Mortgage Loans and accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates in effect for the Collection Period preceding the final Distribution Date plus unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees allocable to such Mortgage Loans and (ii) REO Properties in the Trust Fund at a price equal to their fair market value as determined in good faith by the Servicer (the “Termination Price”).  To the extent the Interim Subservicer does not exercise this option on any applicable Distribution Date, the Servicer may exercise such option.  If either the Interim Subservicer or the Servicer is subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the Office of Thrift Supervision or similar regulatory agency, the option may not be exercised unless the aggregate fair market value of the Mortgage Loans and REO Properties is greater than or equal to the Termination Price.  Notwithstanding the foregoing, neither the Interim Subservicer nor the Servicer may exercise this optional purchase right unless any Reimbursement Amount owed to the Trust pursuant to Section 2.03 hereof has been paid.

Any such purchase shall be accomplished by delivery before such Distribution Date of the Termination Price to the Securities Administrator for deposit into the Distribution Account as part of Available Funds.

(b)

Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator upon the Securities Administrator and the Servicer receiving notice of such date from the Interim Subservicer no later than the 5th day of the month of such final distribution (and if the Securities Administrator and the Servicer do not receive such notice by the 5th day of the month of such final distribution, the Servicer may give notice to the Securities Administrator no later than the 10th day of the month of such final distribution), by letter to the Certificateholders mailed not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final distribution (to the extent determinable at the time such notice is given) and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified.  Not less than five (5) Business Days prior to the Distribution Date, the Securities Administrator shall notify the Depositor and the Interim Subservicer or the Servicer, as the case may be, of the amount of any unpaid Reimbursement Amount owed to the Trust.

(c)

Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

(d)

In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall on such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to continue to be held by the Securities Administrator in an Eligible Account for the benefit of such Certificateholders, and the Securities Administrator shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within nine months after the final Distribution Date all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Securities Administrator upon transfer of such funds to the Class R Certificateholder shall be discharged of any responsibility for such funds, and all other Certificateholders shall look to the Class R Certificateholder for payment.

Section 10.02.

Additional Termination Requirements.

(a)

In the event that the Interim Subservicer or the Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on “prohibited transactions” of any Trust REMIC as defined in Section 860F of the Code on any Trust REMIC or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

Within 90 days prior to the final Distribution Date set forth in the notice given pursuant to Section 10.01, the Securities Administrator shall adopt a plan of liquidation for the Trust REMICs created hereunder specifying the first day in the 90-day liquidation period and meeting the requirements of a “qualified liquidation” under Section 860F of the Code and any regulations thereunder.  The Securities Administrator shall attach such plans of liquidation to each Trust REMIC’s final tax return;

(ii)

After the date of adoption of such plan of complete liquidation and at or prior to the final Distribution Date, the Securities Administrator shall sell all of the assets of the Trust to the Interim Subservicer or the Servicer for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited in the order of priority set forth in Sections 4.01 and 4.02 and then to the Class R Certificateholder, all cash on hand in respect of each Trust REMIC after such payment (other than cash retained to meet claims) in complete liquidation of the Trust REMICs and the Trust shall terminate at such time.

(b)

By their acceptance of Certificates, the Holders thereof hereby appoint the Securities Administrator as their attorney in fact to:  (i) adopt such plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01.

Amendment.

This Agreement may be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer, the Securities Administrator, the Custodian and the Trustee and without the consent of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or the Supplemental Memorandum, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, (iv) to preserve the status of any Trust REMIC as a REMIC, to prevent the imposition of any United States federal income tax on the Trust and otherwise to comply with any requirements imposed by the Code and (v) to preserve the accounting treatment of the transfers of the Mortgage Loans from the Sellers to the Depositor and from the Depositor to the Trust; provided, however, that any such action listed in clause (iii) above shall not adversely affect in any respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel delivered to the Servicer, the Master Servicer, the Interim Subservicer, the Securities Administrator, the Custodian, the Depositor and the Trustee.

The Interim Subservicer and the Servicer may amend the Delegated Authority Guidelines without the consent of the Certificateholders, the Depositor, the Master Servicer, the Back-up Servicer, the Securities Administrator, the Custodian or the Trustee as set forth in Section 10 thereof.

In addition, this Agreement may be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Interim Subservicer, the Back-up Servicer, the Securities Administrator, the Custodian and the Trustee, with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates which are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a majority of the Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding.

Prior to the execution of any amendment to this Agreement (other than any amendment to the Delegated Authority Guidelines by the Servicer and the Interim Subservicer), the Trustee and the Securities Administrator shall be entitled to receive and rely upon an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized or permitted by this Agreement and any conditions precedent have been satisfied.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or Securities Administrator’s own rights, duties or immunities under this Agreement.

Other than any amendment to the Delegated Authority Guidelines by the Servicer and the Interim Subservicer, unless 100% of the Certificateholders consent, neither the Trustee nor the Securities Administrator shall consent to any amendment to this Agreement unless they shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such amendment, to the effect that such amendment will not result in the imposition of United States federal income tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

Section 11.02.

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section 11.03.

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.

Governing Law; Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.  With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

Section 11.05.

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Trustee, U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota  55107, Attention:  Structured Finance, AGF 2009-1, (b) in the case of the Depositor and the Interim Subservicer, 601 N.W. Second Street, Evansville, Indiana 47708 Attn: Treasurer, or such other address as may be furnished to the Trustee in writing, (c) in the case of the Servicer, PennyMac Loan Services, LLC, 27001 Agoura Road, Calabasas, California  91301, Attention:  Director, Servicing Operations, with a copy to the same address, Attention:  General Counsel, (d) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland  21045, Attention: Client Manager – AGF 2009-1, (e) in the case of the Securities Administrator, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:  Client Manager – AGF, Series 2009-1, and for Certificate transfer purposes to Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention: Corporate Trust Services – AGF, Series 2009-1, (f) in the case of the Back-up Servicer, Select Portfolio Servicing, Inc., 3815 South West Temple, Salt Lake City, Utah 84115, Attention:  Lester Cheng, with a copy to: Select Portfolio Servicing, Inc., 3815 South West Temple, Salt Lake City, Utah  84115, Attention:  General Counsel; and (g) in the case of the Custodian, The Bank of New York Mellon Trust Company, N.A., 2220 Chemsearch Blvd., Suite 150, Irving, Texas  75062, Attention: Document Custodian.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Notice of any Servicer Event of Default or Master Servicer Event of Default shall be given by telecopy and by certified mail.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

Section 11.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07.

Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

Section 11.08.

[RESERVED].

Section 11.09.

Third Party Beneficiary.

Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto, and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 11.10.

Waiver of Jury Trial.

EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 11.11.

Acts of Certificateholders.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Custodian.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “act” of the Certificateholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Trust, if made in the manner provided in this Section 11.10.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)

Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

IN WITNESS WHEREOF, the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Interim Subservicer, the Back-up Servicer, the Custodian and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

THIRD STREET FUNDING LLC,
as Depositor

By:  /s/  Kevin J. Small

Name:  Kevin J. Small

Title:  President

WELLS FARGO BANK, N.A.,
as Master Servicer and as Securities Administrator

By:  /s/  Amy Doyle

Name:  Amy Doyle

Title:  Vice President

PENNYMAC LOAN SERVICES, LLC,
as Servicer

By:  /s/  David M. Walker

Name:  David M. Walker

Title:  Chief Credit Officer

MOREQUITY, INC.,
as Interim Subservicer

By:  /s/  Kevin J. Small

Name:  Kevin J. Small

Title:  President

[AGF 2009-1 -- Pooling & Servicing Agreement]

SELECT PORTFOLIO SERVICING, INC.,
as Back-up Servicer

By:  /s/  Lester Cheng

Name:  Lester Cheng

Title:  Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:  /s/  Diane L. Reynolds

Name:  Diane L. Reynolds

Title:  Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Custodian

By:  /s/  Barbara G. Robinson

Name:  Barbara G. Robinson

Title:  Assistant Vice President

                                                      [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF

Indiana

)

) ss.:
COUNTY OF

Vanderburgh

)

On the 30th day of July, 2009 before me, a notary public in and for said State, personally appeared Kevin J. Small, known to me to be the President of Third Street Funding LLC, a Delaware limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Linda C. Meredith

                                                      [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF

Maryland

)

) ss.:
COUNTY OF

Howard

)

On the 30th day of July, 2009 before me, a notary public in and for said State, personally appeared Amy Doyle, known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Antoinette Jordan

                                              [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF

California

)

) ss.:
COUNTY OF

Los Angeles

)

On the 30th day of July, 2009 before me, a notary public in and for said State, personally appeared David M. Walker, known to me to be a Chief Credit Officer of PennyMac Loan Services, LLC, a CA limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Stacey Lynn Myer

                                                [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF

Indiana

)

) ss.:
COUNTY OF

Vanderburgh

)

On the 30th day of July, 2009 before me, a notary public in and for said State, personally appeared Kevin J. Small, known to me to be the President of MorEquity, Inc., a Nevada Corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Linda C. Meredith

                                                         [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF

Utah

)

) ss.:
COUNTY OF

Salt Lake

)

On the 30th day of July, 2009 before me, a notary public in and for said State, personally appeared Lester Cheng, known to me to be a Senior Vice President of Select Portfolio Servicing, Inc., a Utah Corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Elle Nelson

                                                     [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF MINNESOTA

)

) ss.:
COUNTY OF RAMSEY

)

On the 30th day of July, 2009 before me, a notary public in and for said State, personally appeared Diane L. Reynolds, known to me to be a Vice President of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Karen L. Warren

                                                        [AGF 2009-1 -- Pooling & Servicing Agreement]

STATE OF NEW YORK

)

) ss.:
COUNTY OF

)

On the         day of July, 2009 before me, a notary public in and for said State, personally appeared Barbara G. Robinson, known to me to be a Assistant Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

/s/  Diana L. Parker

[AGF 2009-1 -- Pooling & Servicing Agreement]